UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2008

Structured International Equity Funds
Structured International Equity Flex Fund
Structured Emerging Markets Equity Fund
Structured International Equity Fund
Structured International Small Cap Fund

Goldman Sachs Structured International
Equity Funds

■	STRUCTURED INTERNATIONAL EQUITY FLEX FUND

■	STRUCTURED EMERGING MARKETS EQUITY FUND

■	STRUCTURED INTERNATIONAL EQUITY FUND

■	STRUCTURED INTERNATIONAL SMALL CAP FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	27
Financial Statements	58
Notes to the Financial Statements	64
Financial Highlights	82
Report of the Independent Registered Public Accounting Firm	90
Other Information	91

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Foreign and emerging market securities may be more volatile than U.S. securities and are be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid. *NOTE: As part of its principal investment strategy, the Structured International Equity Flex Fund may sell securities short and engage in swap transactions to establish both long and short positions. As a result of prevailing market conditions, the Fund has temporarily suspended its use of certain types of leverage, and as a result, the Fund will not enter into new short sales or swap transactions. At present, the Fund intends to resume its use of short sales and swap transactions at a later date, when it deems such strategies are appropriate. For so long as the Fund does not engage in such practices, the Fund will not be fully implementing its principal investment strategies.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small cap companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity
Investment Process

PORTFOLIO RESULTS

Structured International Equity Flex Fund

Dear Shareholder:

This report provides an overview of the performance of the Goldman Sachs Structured International Equity Flex Fund (the “Fund”) during the one-year reporting period that ended October 31, 2008. This has been a period of extreme turmoil, which began with the sub-prime crisis in early 2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the one-year reporting period that ended October 31, 2008, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of −48.25%, −48.67% and −48.09%, respectively. These returns compare to a cumulative total return of −46.53% on the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) (Net) Index (unhedged and net of dividend withholding taxes), over the same time period. In the period since their inception on November 30, 2007 through October 31 2008, the Fund’s Class IR and R Shares generated cumulative total returns of −45.09% and −45.34%, respectively, versus −44.81% for the Index over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the past 12 months, a period that had been very challenging for quantitative strategies. In fact, as a general matter, the market environment over the last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowding” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter of 2007 (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors. Volatility has remained high so far in 2008, creating an environment similar to what we saw in 2007; managers (of particularly hedge funds) across the industry are reducing risk and selling off positions not based on fundamentals, but because they need to raise cash. The crowding issue has abated somewhat, but we continue to monitor its level and impact closely.

PORTFOLIO RESULTS

Several unprecedented events occurred during the final two months of the reporting period. In September, the fourth largest U.S. investment bank (Lehman Brothers) declared bankruptcy and the sixth largest U.S. commercial bank (Washington Mutual) failed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm.

Although problems appear to have started in the U.S., the turmoil quickly spread to other markets. At the beginning of July, most global equity indices experienced modest losses, but they dropped sharply in September following the collapse of several large financial institutions in Europe. In fact, for most major non-U.S. equity indices, September marked the worst monthly loss in over six years. In addition, the correlations across global equity markets were extremely high, with all countries in the MSCI EAFE Index experiencing negative returns. Ireland and Austria were down the most for the one year period, each losing over 60%.

These events, combined with panicked selling in the credit markets, sparked a financial crisis that spread globally. As the financial crisis reached Europe, the U.S. Dollar strengthened relative to the Euro, up almost 15% during the reporting period and almost 23% from the recent low.

Our investment themes were negative overall, with Sentiment and Valuation detracting most from the Fund’s excess returns. Stock selection was weakest in the Industrials sector and strongest in the Financials sector during the period. With respect to countries, stock selection was least successful in Japan and most successful in France.

Although the Fund has experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities.

In addition, we enhanced our trading methodology to allow for frequent rebalancing, which should help us incorporate relevant financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we may be able to achieve timely exposure to our investment themes and to better exploit shorter-lived information sources, thereby seeking to improve long-term results.

Quantitative investing has become extremely popular in recent times. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to seek better performance in the future.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, November 21, 2008

FUND BASICS

Structured International Equity Flex Fund
as of October 31, 2008

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2007–October 31, 2008	(based on NAV)[1]	MSCI EAFE Index (Net)[2]

Class A	-48.25%	-46.53%
Class C	-48.67	-46.53
Institutional	-48.09	-46.53

November 30, 2007–October 31, 2008

Class IR	-45.09%	-44.81%
Class R	-45.34	-44.81

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-35.35%	-9.15%	7/31/06
Class C	-33.54	-7.87	7/31/06
Institutional	-32.07	-6.85	7/31/06
Class IR	N/A	-31.08	11/30/07
Class R	N/A	-31.32	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.90%
Class C	2.35	2.65
Institutional	1.20	1.50
Class IR	1.35	1.65
Class R	1.85	2.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS AS OF 10/31/085

Percentage of Investment Portfolio

[5]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 0.0% of the Fund’s net assets at October 31, 2008.

FUND BASICS

TOP 10 OVERWEIGHTS AS OF 10/31/086

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Total SA	+2.7%	Energy
Banco Satander SA	+2.5	Financials
Sanofi-Aventis	+2.1	Health Care
Honda Motor Co Ltd	+1.9	Consumer Discretionary
Zurich Financial Services AG	+1.7	Financials
Astellas Pharma Inc	+1.6	Health Care
Osaka Gas Co Ltd	+1.5	Utilities
Koninklijke Philips Electronics NV	+1.5	Industrials
France Telecom SA	+1.4	Telecommunication Services
Vivendi SA	+1.4	Consumer Discretionary

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights may not be representative of the Fund’s future investments.

TOP 10 UNDERWEIGHTS AS OF 10/31/087

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Royal Dutch Shell PLC	-2.2%	Energy
HSBC Holdings PLC	-1.9	Financials
Roche Holding AG	-1.4	Health Care
GlaxoSmithKline PLC	-1.3	Health Care
Vodafone Group PLC	-1.3	Telecommunication Services
Toyota Motor Corp	-1.2	Consumer Discretionary
Volkswagen AG	-1.2	Consumer Discretionary
Mitsubishi UFJ Financial Group Inc	-0.8	Financials
AstraZeneca PLC	-0.8	Health Care
ENI SpA	-0.8	Energy

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 underweights may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged and net of dividend withholding taxes) (“MSCI EAFE Index”), is shown. All performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured International Equity Flex Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Since Inception

Class A (commenced July 31, 2006)
Excluding sales charges	–48.25%	–15.85%
Including sales charges	–50.59%	–17.55%

Class C (commenced July 31, 2006)
Excluding contingent deferred charges	–48.67%	–16.44%
Including contingent deferred charges	–49.18%	–16.44%

Institutional Class (commenced July 31, 2006)	–48.09%	–15.54%

Class IR (commenced November 30, 2007)	n/a	–45.09%	*

Class R (commenced November 30, 2007)	n/a	–45.34%	*

*	Total returns for periods of less than one year represent cumulative total return.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Dear Shareholder:

This report provides an overview of the performance of the Goldman Sachs Structured Emerging Markets Equity Fund (the ”Fund”) during the one-year reporting period that ended October 31, 2008.

Performance Review

Over the one-year period that ended October 31, 2008, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of −59.22%, −59.48%, and −59.01%, respectively. In this period of very challenging global market performance these returns compare to a cumulative total return of −56.03% on the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of dividend withholding taxes), over the same time period.

Portfolio Positioning and Highlights

The Fund incorporates two distinct strategies — a bottom-up stock selection strategy and a top-down country selection strategy utilizing quantitative based models. The proprietary stock selection and country selection models used in the process focus on investment criteria that have demonstrated strong predictability of future returns over long periods of time. Within the stock selection strategy, we seek out stocks that are relatively cheap with good momentum. We also look for names about which fundamental research analysts are becoming more positive and for companies that are profitable and have sustainable earnings. At the same time, utilizing our country/currency selection models, we tilt on country equity markets that also appear cheap with good momentum. We also look for countries that are associated with high risk premiums, favorable macro economic environments and strong fund flows. Both strategies have shown low correlation over time, which enables us to greater diversify the Fund.

Several unprecedented events occurred during the final two months of the reporting period. In September, the fourth largest U.S. investment bank (Lehman Brothers) declared bankruptcy and the sixth largest U.S. commercial bank (Washington Mutual) failed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm.

Although problems appear to have started in the U.S., the turmoil quickly spread to other markets. At the beginning of July 2008, most global equity indices experienced modest losses, but they dropped sharply in September following the collapse of several large financial institutions in Europe. In fact, for most major non-U.S. equity indices, September marked the worst monthly loss in over six years. In addition, the correlations across global equity markets were extremely high, with all countries in the MSCI Emerging Markets Index experiencing negative returns. China, Turkey and India were down the most for the one year period, each losing over 60%.

These events, combined with panicked selling in the credit markets, sparked a financial crisis that spread globally. As the financial crisis reached Europe, the U.S. Dollar

PORTFOLIO RESULTS

strengthened relative to the Euro, up almost 15% during the reporting period and almost 23% from the recent low.

The stock selection strategy detracted from excess returns over the one-year reporting period. Although our investment themes were largely successful (particularly Momentum and Profitability), exposures to control (risk) factors—such as volatility—had an unusually large impact on performance due to extreme negative returns in this factor. In particular, small overweights in volatile stocks hurt performance for the period. Stock selection in the Financials sector detracted the most from relative performance, while holdings in the Telecommunication Services sector outpaced their peers. Among countries, stock selection was weakest in Taiwan and Mexico and strongest in Russia and Hungary.

Our country selection strategy also hurt relative performance. An underweight in Israel detracted the most while an underweight in Russia was most successful.

Although the Funds have experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. (Crowding is a phenomenon in which managers look for similar stock traits using similar investment themes.) This should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities.

In addition, we enhanced our trading methodology to allow for frequent rebalancing, which should help us incorporate relevant financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we may be able to achieve timely exposure to our investment themes and to better exploit shorter-lived opportunities for positive investment returns, thereby seeking to improve long-term results.

Quantitative investing has become extremely popular in recent times. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to seek better performance in the future.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, November 21, 2008

FUND BASICS

Structured Emerging Markets Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	MSCI Emerging
November 1, 2007–October 31, 2008	(based on NAV)[1]	Markets (EM)-Net[2]

Class A	-59.22%	-56.03%
Class C	-59.48	-56.03
Institutional	-59.01	-56.03

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective June 1, 2008, the MSCI Provisional Emerging Markets Index was renamed the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. As of November 2008, the MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	Since Inception	Inception Date

Class A	-40.48%	10/05/07
Class C	-38.19	10/05/07
Institutional	-36.78	10/05/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	2.00%
Class C	2.20	2.75
Institutional	1.05	1.60

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/085

	% of Net
Holding	Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.8%	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	3.6	Banks	China
CNOOC Ltd.	2.7	Energy	Hong Kong
Petroleo Brasileiro SA Preference Shares	2.7	Energy	Brazil
Macronix International	2.6	Semiconductors & Semiconductor Equipment	Taiwan
OAO Gazprom ADR	2.6	Energy	Russia
Teva Pharmaceutical Industries Ltd. ADR	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Israel
Bank of China Ltd. Class H	2.4	Banks	China
Infosys Technologies Ltd. ADR	2.3	Software & Services	India
Petroleo Brasileiro SA ADR	2.3	Energy	Brazil

5The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

TOP 10 HOLDINGS AS OF 10/31/08[5] (continued)

SECTOR ALLOCATIONS AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 6.9% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (net of dividend withholding taxes) (“MSCI”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Since Inception

Class A (commenced October 5, 2007)
Excluding sales charges	–59.22%	–52.45%
Including sales charges	–61.45%	–54.88%

Class C (commenced October 5, 2007)
Excluding contingent deferred sales charges	–59.48%	–52.78%
Including contingent deferred sales charges	–59.88%	–52.78%

Institutional Class (commenced October 5, 2007)	–59.01%	–52.22%

PORTFOLIO RESULTS

Structured International Equity Fund

Dear Shareholder:

The Goldman Sachs Structured International Equity Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008. This has been a period of extreme turmoil, which began with the sub-prime crisis in early 2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Fund’s investment philosophy, investment process and objective.

Performance Review

Over the two-month reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −31.64%, −31.69%, −31.66%, −31.54% , −31.58%, −31.57% and −31.66%, respectively. These returns compare to the −31.69% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested), over the same time period.

The Fund incorporates two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. Both strategies tend to perform differently from each other over time, which enables us to greater diversify the Fund. The stock selection strategy utilizes proprietary models that are based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The country/currency selection strategy utilizes proprietary models that are based on five investment themes — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Several unprecedented events occurred during the final two months of the reporting period. In September, the fourth largest U.S. investment bank (Lehman Brothers) declared bankruptcy and the sixth largest U.S. commercial bank (Washington Mutual) failed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm.

PORTFOLIO RESULTS

Although problems appear to have started in the U.S., the turmoil quickly spread to other markets. At the beginning of July, most global equity indices experienced modest losses, but they dropped sharply in September following the collapse of several large financial institutions in Europe. In fact, for most major non-U.S. equity indices, September marked the worst monthly loss in over six years. In addition, the correlations across global equity markets were extremely high, with all countries in the MSCI EAFE Index experiencing negative returns. Austria and Norway were down the most for the two-month period, each losing over 50%.

These events, combined with panicked selling in the credit markets, sparked a financial crisis that spread globally. As the financial crisis reached Europe, the U.S. Dollar strengthened relative to the Euro, up almost 15% during the reporting period and almost 23% from the recent low.

At the end of June, we saw strong signs that the financial markets had returned to a more historically “normal” pricing environment. Based on performance during the two-month period, it appears this may have been true in many geographical regions with respect to the performance of our quantitative return factors, but it is hard to make the case that the overall pricing environment was “normal.” We continue to focus our research efforts on adding more proprietary factors to our investment themes, and expect to add more return factors over the course of the next few months. These factors should be less vulnerable to panic buying and selling because they are less widely used. In addition, we remain committed to finding even cheaper ways to trade and continue to focus on our transaction cost models.

Portfolio Positioning and Highlights

The stock selection strategy was slightly positive over the two-month reporting period. Momentum and Management were the best performing investment themes. Meanwhile, Valuation and Sentiment detracted most from relative returns. In addition, small underweights in volatile stocks helped relative performance for the period. Stock selection was strongest in the Financials sector and weakest in the Consumer Discretionary sector. With respect to countries, stock selection was most successful in France and least successful in the Netherlands and Japan.

Our country/currency selection strategy was relatively flat. An overweight in Austria and an underweight in Switzerland were the biggest detractors. Conversely, an underweight in Australia was most successful.

Quantitative investing has become extremely popular in recent times. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed. Our team and Goldman Sachs are committed to doing everything we can to seek strong performance.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, November 21, 2008

FUND BASICS

Structured International Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

	Fund Total Return
September 1, 2008–October 31, 2008	(based on NAV)[1]	MSCI EAFE Index (Net)[2]

Class A	-31.64%	-31.69%
Class B	-31.69	-31.69
Class C	-31.66	-31.69
Institutional	-31.54	-31.69
Service	-31.58	-31.69
Class IR	-31.57	-31.69
Class R	-31.66	-31.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	Effective October 1, 2008, the Fund changed its benchmark from MSCI EAFE (gross) to MSCI EAFE (net). The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (NET) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-34.75%	8.73%	4.65%	2.55%	8/15/97
Class B	-34.96	8.83	4.61	2.48	8/15/97
Class C	-32.19	9.17	4.61	2.49	8/15/97
Institutional	-30.73	10.41	5.82	3.65	8/15/97
Service	-31.09	9.87	5.30	3.15	8/15/97
Class IR	N/A	N/A	N/A	-30.20	11/30/07
Class R	N/A	N/A	N/A	-30.44	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.21%	1.25%
Class B	1.96	2.00
Class C	1.96	2.00
Institutional	0.81	0.85
Service	1.31	1.35
Class IR	0.96	1.00
Class R	1.46	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/085

	% of Net
Holding	Assets	Line of Business	Country

BP PLC ADR	3.3%	Oil, Gas & Consumable Fuels	United Kingdom
Total SA	3.3	Oil, Gas & Consumable Fuels	France
HSBC Holdings PLC	2.1	Commercial Banks	United Kingdom
Sanofi-Aventis	2.0	Pharmaceuticals	France
Astellas Pharma, Inc.	1.9	Pharmaceuticals	Japan
Honda Motor Co. Ltd.	1.7	Automobiles	Japan
Vodafone Group PLC ADR	1.7	Wireless Telecommunication Services	United Kingdom
BG Group PLC	1.6	Oil, Gas & Consumable Fuels	United Kingdom
France Telecom SA	1.6	Diversified Telecommunication Services	France
Nippon Telephone & Telegraph Corp.	1.5	Diversified Telecommunication Services	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 6.3% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s former benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (“MSCI EAFE Index”), and the Fund’s new benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested) (“MSCI EAFE Index-Net”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced August 15, 1997)
Excluding sales charges	–47.72%	3.43%	1.77%	0.88%
Including sales charges	–50.58%	2.27%	1.19%	0.37%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	–48.10%	2.72%	1.16%	0.30%
Including contingent deferred sales charges	–50.68%	2.30%	1.16%	0.30%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–48.11%	2.69%	1.16%	0.30%
Including contingent deferred sales charges	–48.63%	2.69%	1.16%	0.30%

Institutional Class (commenced August 15, 1997)	–47.48%	3.88%	2.33%	1.44%

Service Class (commenced August 15, 1997)	–47.75%	3.37%	1.82%	0.95%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–45.04	*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–45.27	*

*	Total returns for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Structured International Small Cap Fund

Dear Shareholder,

This report provides an overview of the performance of the Goldman Sachs Structured International Small Cap Fund (the ”Fund”) during the one-year reporting period that ended October 31, 2008.

Performance Review

Over the one-year period that ended October 31, 2008, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of −52.55%, −52.94% and −52.37%, respectively. These returns compare to a cumulative total return of −52.99% on the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Small Cap Europe, Australasia, Far East (“EAFE”) Index (net of dividend withholding taxes), over the same time period. It has continued to be a difficult market environment globally.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analyst’s views about a company’s earnings and prospects are changing over time.

Portfolio Positioning and Highlights

Despite the challenging period for quantitative strategies, the market environment over the last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowding” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter of 2007 (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Fund. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors. Volatility has remained high so far in 2008, creating an environment similar to what we saw in 2007; managers (particularly hedge funds) across the industry are reducing risk and selling off positions not based on fundamentals, but because they need to raise cash. The crowding issue has abated somewhat, but we continue to monitor its level and impact closely.

Several unprecedented events occurred during the final two months of the reporting period. In September, the fourth largest U.S. investment bank (Lehman Brothers) declared bankruptcy and the sixth largest U.S. commercial bank (Washington Mutual) failed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was acquired by

PORTFOLIO RESULTS

Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm.

Although problems appear to have started in the U.S., the turmoil quickly spread to other markets. At the beginning of July, most global equity indices experienced modest losses, but they dropped sharply in September following the collapse of several large financial institutions in Europe. In fact, for most major non-U.S. equity indices, September marked the worst monthly loss in over six years. In addition, the correlations across global equity markets were, with all countries in the MSCI Small Cap EAFE Index experiencing negative returns. Hong Kong, Greece and Denmark were down the most for the one year period, each losing approximately 70%.

These events, combined with panicked selling in the credit markets, sparked a financial crisis that spread globally. As the financial crisis reached Europe, the U.S. Dollar strengthened relative to the Euro, up almost 15% during the reporting period and almost 23% from the recent low.

Our investment themes were successful (particularly Momentum and Profitability). Stock selection was strongest in the Consumer Discretionary and Healthcare sectors and weakest in the Financials sector. With respect to countries, stock selection was most successful in Germany and least successful in Japan.

In addition, we enhanced our trading methodology to allow for frequent rebalancing, which should help us incorporate relevant financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we may be able to achieve timely exposure to our investment themes and to better exploit shorter-lived information sources, thereby seeking to improve long-term results.

Quantitative investing has become extremely popular in recent times. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed. Our team and Goldman Sachs are committed to doing everything we can to seek strong performance in the future.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, November 21, 2008

FUND BASICS

Structured International Small Cap Fund
as of October 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2007–October 31, 2008	(based on NAV)[1]	Small Cap Index[2]

Class A	-52.55%	-52.99%
Class C	-52.94	-52.99
Institutional	-52.37	-52.99

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.
[2]	Effective June 1, 2008, the MSCI Provisional Small Cap EAFE Index was renamed the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-39.74%	-39.49%	9/28/07
Class C	-37.32	-36.45	9/28/07
Institutional	-36.00	-35.77	9/28/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.54%
Class C	2.05	2.29
Institutional	0.90	1.14

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/085

	% of Net
Holding	Assets	Line of Business	Country

QinetiQ PLC	1.3%	Capital Goods	United Kingdom
Duskin Co. Ltd.	1.3	Retailing	Japan
WH Smith PLC	1.2	Retailing	United Kingdom
Drax Group PLC	1.1	Utilities	United Kingdom
Amlin PLC	1.0	Insurance	United Kingdom
Daiichikosho Co. Ltd.	1.0	Media	Japan
Dana Petroleum PLC	1.0	Energy	United Kingdom
		Commercial & Professional
Regus PLC	0.9	Services	Luxembourg
Nexans SA	0.9	Capital Goods	France
		Pharmaceuticals, Biotechnology
Nippon Shinyaku Co. Ltd.	0.9	& Life Sciences	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 2.8% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, and Class C Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured International Small Cap Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2008.

Average Annual Total Return through August 31, 2008	One Year	Since Inception

Class A (commenced September 28, 2007)
Excluding sales charges	–52.55%	–47.33%
Including sales charges	–55.16%	–49.97%

Class C (commenced September 28, 2007)
Excluding contingent deferred sales charges	–52.94%	–47.72%
Including contingent deferred sales charges	–53.41%	–47.72%

Institutional Class (commenced September 28, 2007)	–52.37%	–47.10%

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 86.5%

Australia – 6.7%
21,713	Ansell Ltd. (Health Care Equipment & Supplies)	$182,664
24,844	Australia and New Zealand Banking Group Ltd. (Commercial Banks)	291,234
9,714	Babcock & Brown Ltd. (Diversified Financial Services)	8,489
21,144	Bendigo and Adelaide Bank Ltd. (Commercial Banks)	186,527
62,977	BHP Billiton Ltd. (Metals & Mining)	1,209,865
119,686	BlueScope Steel Ltd. (Metals & Mining)	352,017
26,424	Boral Ltd. (Construction Materials)	79,531
171,891	Centennial Coal Co. Ltd. (Oil, Gas & Consumable Fuels)	404,214
58,307	CFS Retail Property Trust (REIT)	78,431
6,055	Commonwealth Bank of Australia (Commercial Banks)	165,518
22,303	Computershare Ltd. (IT Services)	126,090
7,719	Fortescue Metals Group Ltd.* (Metals & Mining)	15,267
12,992	Gloucester Coal Ltd. (Oil, Gas & Consumable Fuels)	37,381
29,781	ING Office Fund (REIT)	21,837
132,251	Macquarie Infrastructure Group(a) (Transportation Infrastructure)	173,346
26,632	National Australia Bank Ltd. (Commercial Banks)	432,134
41,016	OneSteel Ltd. (Metals & Mining)	94,231
126,969	Qantas Airways Ltd. (Airlines)	206,231
48,685	QBE Insurance Group Ltd. (Insurance)	830,615
4,039	Ramsay Health Care Ltd. (Health Care Providers & Services)	27,283
2,009	Rio Tinto Ltd. (Metals & Mining)	103,931
8,433	Sigma Pharmaceuticals Ltd. (Health Care Providers & Services)	7,075
2,041	Stockland (REIT)	5,489
3,323	Suncorp-Metway Ltd. (Insurance)	17,888
191,288	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	320,341
14,931	Tower Australia Group Ltd. (Insurance)	20,895
35,314	Westfield Group (REIT)	390,034
42,284	Westpac Banking Corp. (Commercial Banks)	580,160
1,345	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	38,003
32,555	Woolworths Ltd. (Food & Staples Retailing)	606,879

		7,013,600

Austria – 0.3%
10,265	OMV AG (Oil, Gas & Consumable Fuels)	328,581

Belgium – 0.9%
2,008	Bekaert NV (Electrical Equipment)	197,592
2,308	Mobistar SA (Wireless Telecommunication Services)	153,159
646	Solvay SA (Chemicals)	60,087
12,624	Tessenderlo Chemie NV (Chemicals)	499,394

		910,232

Denmark – 1.0%
56	A.P. Moller — Maersk A/S Class B (Marine)	322,280
4,593	Danisco A/S (Food Products)	198,989
5,750	East Asiatic Co. Ltd. A/S (A/S Det Ostasiatiske Kompagni) (Food Products)	196,066
6,388	H. Lundbeck A/S (Pharmaceuticals)	114,119
4,049	Vestas Wind Systems A/S* (Electrical Equipment)	165,847

		997,301

Finland – 1.1%
63,765	Nokia Oyj(c) (Communications Equipment)	976,764
13,183	TietoEnator Oyj (IT Services)	146,206

		1,122,970

France – 12.2%
1,467	Alstom SA (Electrical Equipment)	72,710
14,154	BNP Paribas (Commercial Banks)	1,021,936
5,383	Boiron SA (Pharmaceuticals)	127,100
1,163	Bongrain SA (Food Products)	64,677
1,181	Cap Gemini (IT Services)	38,051
12,289	Christian Dior SA(c) (Textiles, Apparel & Luxury Goods)	744,494
653	CNP Assurances (Insurance)	52,617
72,836	France Telecom SA (Diversified Telecommunication Services)	1,836,601
1,463	Gaz de France (Multi-Utilities)	65,123
6,136	Nexans SA (Electrical Equipment)	349,997
42,357	Sanofi-Aventis (Pharmaceuticals)	2,683,615
3,010	SCOR SE (Insurance)	49,315
70,056	Total SA (Oil, Gas & Consumable Fuels)	3,854,017
1,011	Vilmorin & Cie (Food Products)	98,787
683	Virbac SA (Pharmaceuticals)	44,672
61,353	Vivendi SA (Media)	1,603,711

		12,707,423

Germany – 7.8%
19,711	Adidas AG(c) (Textiles, Apparel & Luxury Goods)	684,687
14,299	BASF SE (Chemicals)	472,062
20,833	Bechtle AG (IT Services)	272,526
27,208	Commerzbank AG (Commercial Banks)	289,582
37,522	Daimler AG (Automobiles)	1,271,995
5,777	Demag Cranes AG (Machinery)	109,998

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

6,339	Deutsche Bank AG (Capital Markets)	$236,805
2,692	Deutsche Boerse AG (Diversified Financial Services)	210,530
71,971	Deutsche Lufthansa AG (Airlines)	996,806
42,804	E.ON AG (Electric Utilities)	1,604,072
5,018	Gildemeister AG (Machinery)	47,051
2,188	KWS Saat AG (Food Products)	262,976
2,222	MAN AG (Machinery)	108,642
8,334	MorphoSys AG* (Life Sciences Tools & Services)	517,987
4,045	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	525,120
2,314	RWE AG (Multi-Utilities)	189,704
3,256	Siemens AG (Industrial Conglomerates)	191,471
5,943	Solarworld AG (Electrical Equipment)	146,283

		8,138,297

Greece – 0.5%
22,361	Gr. Sarantis SA (Personal Products)	145,545
19,679	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	163,030
3,440	Iaso SA (Health Care Providers & Services)	22,914
49,809	Marfin Investment Group SA* (Capital Markets)	219,266

		550,755

Hong Kong – 2.2%
224,000	Boc Hong Kong Holdings Ltd. (Commercial Banks)	256,464
25,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	240,038
76,000	Chinese Estates Holdings Ltd. (Real Estate Management & Development)	58,392
14,500	CLP Holdings Ltd. (Electric Utilities)	97,788
28,900	Esprit Holdings Ltd. (Specialty Retail)	164,213
103,000	Hang Lung Group Ltd. (Real Estate Management & Development)	331,451
64,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	344,952
11,700	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	118,648
3,000	Hutchison Telecommunications International Ltd.* (Wireless Telecommunication Services)	3,241
36,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	194,539
3,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	4,704
27,500	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	54,896

45,000	New World Development Co. Ltd. (Real Estate Management & Development)	37,460
24,500	Orient Overseas International Ltd. (Marine)	43,751
176,000	Pacific Basin Shipping Ltd. (Marine)	94,239
8,500	Swire Pacific Ltd. (Real Estate Management & Development)	59,863
32,992	The Link (REIT)	58,990
66,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	98,871
5,500	Wing Hang Bank Ltd. (Commercial Banks)	25,802
1,600	Wing Lung Bank Ltd. (Commercial Banks)	32,309
8,000	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	16,001

		2,336,612

Ireland – 0.2%
18,365	Anglo Irish Bank Corp. PLC (Commercial Banks)	58,177
7,602	Paddy Power PLC (Hotels, Restaurants & Leisure)	129,628

		187,805

Italy – 3.9%
8,203	Banco Popolare Societa Cooperativa (Commercial Banks)	102,332
40,861	Davide Campari-Milano SpA (Beverages)	285,210
130,442	Enel SpA (Electric Utilities)	872,689
112,528	Intesa Sanpaolo (Commercial Banks)	411,840
105,000	Intesa Sanpaolo RNC (Commercial Banks)	311,653
521,943	Parmalat SpA (Food Products)	916,413
1,167,076	Pirelli & C. SpA (Auto Components)	411,486
13,457	Recordati SpA (Pharmaceuticals)	63,602
5,914	Snam Rete Gas SpA (Gas Utilities)	29,938
25,624	Terna – Rete Elettrica Nationale SpA (Electric Utilities)	82,641
216,224	UniCredit SpA (Commercial Banks)	529,320
28,425	Unipol Gruppo Finanziario SpA (Insurance)	50,431

		4,067,555

Japan – 26.4%
40,700	Aloka Co. Ltd. (Health Care Equipment & Supplies)	335,964
18,400	Aoyama Trading Co. Ltd. (Specialty Retail)	215,126
800	Arcs Co. Ltd. (Food & Staples Retailing)	11,396
292,000	Asahi Kasei Corp. (Chemicals)	1,098,332
42,900	Astellas Pharma, Inc. (Pharmaceuticals)	1,727,958
4,300	CAC Corp. (IT Services)	34,487

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

14,900	Canon, Inc. (Office Electronics)	$521,375
28	Central Japan Railway Co. (Road & Rail)	230,008
4,900	Coca-Cola West Holdings Co. Ltd. (Beverages)	98,274
76,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	897,950
11,000	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	97,789
18,300	Daiwasystem Co. Ltd. (Real Estate Management & Development)	42,280
12,300	Duskin Co. Ltd. (Specialty Retail)	195,457
28,000	Fuji Heavy Industries Ltd. (Automobiles)	98,495
27,000	Fujikura Ltd. (Electrical Equipment)	77,380
38,700	Fuyo General Lease Co. Ltd. (Diversified Financial Services)	556,348
87,500	Honda Motor Co. Ltd. (Automobiles)	2,175,720
5	Inpex Corp. (Oil, Gas & Consumable Fuels)	29,027
9,300	Itochu-Shokuhin Co. Ltd. (Food & Staples Retailing)	318,792
2,700	Kanematsu Electronics Ltd. (Electronic Equipment, Instruments & Components)	20,727
2,000	Kao Corp. (Household Products)	58,483
7,000	Kasumi Co. Ltd. (Food & Staples Retailing)	38,584
26,000	Komori Corp. (Machinery)	297,260
3,500	Konica Minolta Holdings, Inc. (Office Electronics)	22,986
50,400	Leopalace21 Corp. (Real Estate Management & Development)	375,138
41,000	Panasonic Corp. (Household Durables)	660,253
31,300	Tokio Marine Holdings, Inc. (Insurance)	965,476
58,000	Mitsui & Co. Ltd. (Trading Companies & Distributors)	561,991
167,000	Mitsui O.S.K. Lines Ltd. (Marine)	872,059
613	Mizuho Financial Group, Inc. (Commercial Banks)	1,496,824
185,000	NEC Corp. (Computers & Peripherals)	548,481
6,800	NEC Electronics Corp.*(a) (Semiconductors & Semiconductor Equipment)	68,488
2,070	Nihon Chouzai Co. Ltd. (Food & Staples Retailing)	31,684
4,700	Nintendo Co. Ltd. (Software)	1,510,148
47,000	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	143,884
84,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	344,800

343	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	1,399,687
69,000	Nippon Yusen Kabushiki Kaisha (Marine)	333,662
267,100	Nissan Motor Co. Ltd.(c) (Automobiles)	1,326,524
34,500	Nisshin Seifun Group, Inc. (Food Products)	374,031
299,000	Nisshin Steel Co. Ltd. (Metals & Mining)	400,414
12,700	Nomura Holdings, Inc. (Capital Markets)	120,324
7,100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	139,099
71	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	112,602
4,800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	213,968
407,000	Osaka Gas Co. Ltd. (Gas Utilities)	1,439,658
91,000	Ricoh Co. Ltd. (Office Electronics)	979,343
23,000	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)	82,212
4,700	Sanshin Electronics Co. Ltd. (Electronic Equipment, Instruments & Components)	50,422
9,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	277,972
113,000	Sompo Japan Insurance, Inc. (Insurance)	792,034
29,400	Sumitomo Electric Industries Ltd. (Electrical Equipment)	238,038
58	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	232,514
4,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	208,678
58,000	Takihyo Co. Ltd. (Distributors)	206,781
165,000	The Bank of Yokohama Ltd. (Commercial Banks)	800,329
2,900	The Tokyo Electric Power Co., Inc. (Electric Utilities)	82,130
4,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	29,412
2,500	Toyota Motor Corp. (Automobiles)	97,627
166	West Japan Railway Co. (Road & Rail)	730,498

		27,447,383

Luxembourg – 0.1%
4,318	ArcelorMittal (Metals & Mining)	112,309
380	Reinet Investments SCA* (Capital Markets)	3,913

		116,222

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Luxembourg – (continued)

Netherlands – 2.4%
6,736	ArcelorMittal (Metals & Mining)	$174,877
3,760	ASM International NV*(a) (Semiconductors & Semiconductor Equipment)	36,144
12,877	Crucell NV* (Biotechnology)	149,867
10,513	CSM (Food Products)	194,673
24,122	ING Groep NV (Diversified Financial Services)	226,273
84,635	Koninklijke (Royal) Philips Electronics NV (Industrial Conglomerates)	1,564,037
6,126	Koninklijke Ahold NV (Food & Staples Retailing)	65,765
14,680	Oce NV (Office Electronics)	67,935

		2,479,571

Norway – 0.7%
123,500	Deep Sea Supply PLC (Energy Equipment & Services)	204,057
11,500	Den Norske Bank(c) (Commercial Banks)	66,646
111,660	Norsk Hydro ASA (Metals & Mining)	466,548
1,900	Yara International ASA (Chemicals)	39,695

		776,946

Portugal – 0.3%
22,028	Portugal Telecom SGPS SA (Diversified Telecommunication Services)	144,879
48,947	Redes Energeticas Nacionais SA (Multi-Utilities)	159,177

		304,056

Singapore – 1.2%
44,000	Ascendas Real Estate Investment Trust (REIT)	48,962
3,000	Capitaland Ltd. (Real Estate Management & Development)	6,013
19,000	Cosco Corp. (Singapore) Ltd. (Machinery)	10,399
19,000	DBS Group Holdings Ltd. (Commercial Banks)	145,036
330,000	Golden Agri-Resources Ltd. (Food Products)	44,038
15,673	Jardine Cycle & Carriage Ltd. (Distributors)	100,533
25,000	Keppel Corp. Ltd. (Industrial Conglomerates)	77,942
37,000	Keppel Land Ltd. (Real Estate Management & Development)	47,564
60,000	Neptune Orient Lines Ltd. (Marine)	50,676
98,000	Noble Group Ltd. (Trading Companies & Distributors)	71,338

62,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	209,619
5,000	SembCorp Industries Ltd. (Industrial Conglomerates)	8,403
10,340	Singapore Airlines Ltd. (Airlines)	79,220
7,000	Singapore Exchange Ltd. (Diversified Financial Services)	25,056
104,000	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	175,023
9,000	United Overseas Bank Ltd. (Commercial Banks)	81,367
27,000	UOL Group Ltd. (Real Estate Management & Development)	35,344
2,000	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	7,309

		1,223,842

Spain – 5.0%
12,510	Banco Popular Espanol SA (Commercial Banks)	113,849
282,863	Banco Santander SA (Commercial Banks)	3,059,204
3,040	Gamesa Corp. Tecnologica SA (Electrical Equipment)	49,840
17,507	Iberdrola Renovables SA* (Independent Power Producers & Energy Traders)	53,260
21,639	Iberdrola SA (Electric Utilities)	156,609
20,459	Iberia Lineas Aereas de Espana SA (Airlines)	48,266
23,773	Mapfre SA (Insurance)	75,658
19,339	Repsol YPF SA (Oil, Gas & Consumable Fuels)	367,748
70,594	Telefonica SA (Diversified Telecommunication Services)	1,307,042

		5,231,476

Sweden – 2.3%
17,945	Castellum AB (Real Estate Management & Development)	121,816
10,682	Elekta AB Class B (Health Care Equipment & Supplies)	135,086
50,200	Nordea Bank AB (Commercial Banks)	402,360
8,094	Scania AB Class B (Machinery)	66,522
4,000	Swedish Match AB (Tobacco)	55,548
143,400	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	976,182
100,500	TeliaSonera AB (Diversified Telecommunication Services)	442,166
19,800	Wihlborgs Fastigheter AB (Real Estate Management & Development)	209,662

		2,409,342

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)

Switzerland – 9.4%
18,261	ABB Ltd.* (Electrical Equipment)	$239,604
663	Acino Holding AG (Pharmaceuticals)	137,300
14,125	Actelion Ltd.* (Biotechnology)	746,193
965	Baloise Holding AG (Insurance)	51,593
3,653	Bobst Group AG (Machinery)	132,207
20,446	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	429,830
33,425	Credit Suisse Group (Capital Markets)	1,249,889
51	Elektrizitaets-Gesellschaft Laufenburg AG (Electric Utilities)	48,987
48,958	Nestle SA (Food Products)	1,903,829
41,715	Novartis AG (Pharmaceuticals)	2,117,370
3,087	Syngenta AG (Chemicals)	577,063
10,547	UBS AG* (Capital Markets)	178,954
542	Valora Holding AG (Specialty Retail)	78,583
9,533	Zurich Financial Services AG (Insurance)	1,934,032

		9,825,434

United Kingdom – 1.9%
131,185	BP PLC(c) (Oil, Gas & Consumable Fuels)	1,069,352
16,374	BP PLC ADR(b)(c) (Oil, Gas & Consumable Fuels)	813,788
1,700	British American Tobacco PLC (Tobacco)	46,630
800	GlaxoSmithKline PLC ADR(b)(c) (Pharmaceuticals)	30,960

		1,960,730

TOTAL COMMON STOCKS
(Cost $139,131,120)		$90,136,133

Preferred Stocks – 0.8%

Germany – 0.8%
3,911	Draegerwerk AG (Health Care Equipment & Supplies)	$152,733
9,857	Fresenius SE (Health Care Equipment & Supplies)	625,707

		778,440

Italy – 0.0%
39,178	Unipol Gruppo Finanziario SpA (Insurance)	42,997

TOTAL PREFERRED STOCKS
(Cost $1,125,565)		$821,437

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $140,256,685)		$90,957,570

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 0.0%

Boston Global Investment Trust – Enhanced Portfolio II
13,053	1.682%	$12,831
(Cost $12,844)

TOTAL INVESTMENTS – 87.3%
(Cost $140,269,529)		$90,970,401

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.7%		13,196,643

NET ASSETS – 100.0%		$104,167,044

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is pledged as collateral for short positions within the total return swap.

(c)	All or a portion of security is segregated for initial margin requirements on futures transaction.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

	Notional	Current	Unrealized
	Value	Value	Gain

Total Return Swap Short Positions

Austria – 100.0%
Boehler-Uddeholm AG (Metals & Mining)	$(200,534)	$(191,726)	$8,808

NET SHORT POSITIONS OF TOTAL RETURN SWAP			$8,808

NET FINANCING COST			66,280
CORPORATE ACTIONS			(3,474)

NET SWAP CONTRACT			$71,614

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the current swap value.

Morgan Stanley & Co. acts as the counterparty for the Fund’s swap contract. Termination date for this contract is August 6, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Schedule of Investments (continued)
October 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Dow Jones Euro Stoxx 50 Index	(57)	December 2008	$(1,883,070)	$17,336
FTSE 100 Index	318	December 2008	22,407,989	(4,005,180)
SPI 200 Index	5	December 2008	335,265	(36,843)
TOPIX Index	12	December 2008	1,040,300	(227,232)

TOTAL				$(4,251,919)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 96.5%

Brazil – 13.0%
272,175	Banco Itau Holding Financeira SA ADR (Banks)	$3,010,255
28,500	Brasil Telecom Participacoes SA (Telecommunication Services)	598,546
24,400	Brasil Telecom Participacoes SA ADR Preference Shares (Telecommunication Services)	835,700
40,495	Brasil Telecom SA Preference Shares (Telecommunication Services)	241,120
44,600	Centrais Eletricas Brasileiras SA (Utilities)*	534,624
79,600	Centrais Eletricas de Santa Catarina SA Preference B Shares (Utilities)	1,211,728
86,500	Companhia de Saneamento de Minas Gerais-COPASA (Utilities)	546,988
103,000	Companhia Vale do Rio Doce Preference A Shares (Materials)	1,194,733
118,400	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference B shares (Utilities)	1,453,699
148,300	Equatorial Energia SA (Utilities)	835,107
215,500	Gerdau SA ADR Preference A Shares (Materials)	1,381,355
22,400	Gerdau SA (Materials)	118,385
26,000	Metalurgica Gerdau SA Preference Shares (Materials)	231,978
131,950	Petroleo Brasileiro SA ADR (Energy)	3,548,136
387,200	Petroleo Brasileiro SA Preference Shares (Energy)	4,171,358
16,400	Telecomunicacoes de Sao Paulo SA ADR Preference Shares (Telecommunication Services)(a)	373,100
2,200	Telemig Celular Participacoes SA (Telecommunication Services)	124,892

		20,411,704

Chile – 1.0%
10,626	Empresa Nacional de Telecomunicaciones SA (Telecommunication Services)	110,102
100,639	Lan Airlines SA ADR (Transportation)(a)	1,015,448
20,346	Sociedad Quimica y Minera de Chile SA ADR (Materials)	465,923

		1,591,473

China – 13.6%
12,812,000	Bank of China Ltd. Class H (Banks)	3,740,961
87,000	Bank of Communications Co. Ltd. Class H (Banks)	51,271
392,000	Celestial Nutrifoods Ltd. (Food, Beverage & Tobacco)	104,587
4,986,000	China Citic Bank Class H (Banks)	1,540,208

11,333,000	China Construction Bank Corp. Class H (Banks)	5,622,066
2,209,000	China COSCO Holdings Co. Ltd. Class H (Transportation)	1,190,025
32,000	China Life Insurance Co. Ltd. Class H (Insurance)	85,517
794,500	China Merchants Bank Co. Ltd. Class H (Banks)	1,217,212
5,192,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	1,847,846
1,330,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	376,492
594,000	Maanshan Iron & Steel Class H (Materials)	110,691
2,390,000	PetroChina Co. Ltd. Class H (Energy)	1,797,020
155,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	665,031
43,400	The9 Ltd. ADR (Software & Services)*(a)	617,148
3,732,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	2,304,950

		21,271,025

Egypt – 1.1%
23,609	Orascom Construction Industries GDR (Capital Goods)	1,569,998
87,907	Telecom Egypt (Telecommunication Services)	210,513

		1,780,511

Hong Kong – 4.0%
118,000	Beijing Enterprises Holdings Ltd. (Capital Goods)	466,023
142,000	China Mobile Ltd. (Telecommunication Services)	1,250,071
1,292,000	China Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	254,545
63,000	CITIC International Financial Holdings Ltd. (Banks)*	37,020
5,135,000	CNOOC Ltd. (Energy)	4,216,244

		6,223,903

Hungary – 0.4%
1,730	Egis Gyogyszergyar Nyrt PLC (Pharmaceuticals, Biotechnology & Life Sciences)	85,569
35,993	OTP Bank Nyrt (Banks)*	596,118

		681,687

India – 6.8%
266,643	Bank of India (Banks)	1,322,179
45,131	CESC Ltd. (Utilities)	190,159
219,144	GAIL India Ltd. (Utilities)	971,902

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

121,531	Infosys Technologies Ltd. ADR (Software & Services)(a)	$3,563,289
125,496	LIC Housing Finance (Banks)	506,732
149,196	Oil & Natural Gas Corp. Ltd. (Energy)	2,051,055
82,836	Patni Computer Systems Ltd. (Software & Services)	240,777
22,323	Reliance Infastructure Ltd. (Utilities)	211,679
468,316	Steel Authority Of India Ltd. (Materials)	818,512
183,173	The Great Eastern Shipping Co. Ltd. (Energy)	831,503

		10,707,787

Indonesia – 2.3%
1,847,000	PT Astra International Tbk (Automobiles & Components)	1,537,446
957,500	PT Bank Central Asia Tbk (Banks)	232,054
1,209,000	PT Bank Mandiri Persero Tbk (Banks)	173,423
1,931,500	PT Bank Rakyat Indonesia (Banks)	590,973
1,041,000	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	520,798
939,000	Tambang Batubara Bukit Asam Tbk PT (Energy)	471,654

		3,526,348

Israel – 2.7%
45,500	Syneron Medical Ltd. (Health Care Equipment & Services)*	428,155
89,580	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,841,190

		4,269,345

Malaysia – 0.3%
224,100	PPB Group Berhad (Food, Beverage & Tobacco)	491,440

Mexico – 4.7%
8,460	Cemex SAB de CV ADR (Materials)*	63,957
21,300	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	678,192
386,900	Controladora Comercial Mexicana SA de CV (Food & Staples Retailing)	106,741
65,620	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,659,530
74,800	Gruma SAB de CV Class B (Food, Beverage & Tobacco)*	47,784
15,160	Grupo Elektra SA de CV (Retailing)	408,822

1,785,310	Grupo Mexico SAB de CV Series B (Materials)	1,394,394
126,915	Telefonos de Mexico SAB de CV ADR (Telecommunication Services)	2,274,317
63,610	Telmex Internacional SAB de CV ADR (Telecommunication Services)(a)	667,269

		7,301,006

Poland – 1.7%
20,084	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	226,905
318,662	Telekomunikacja Polska SA (Telecommunication Services)	2,407,865

		2,634,770

Russia – 6.3%
111,820	MMC Norilsk Nickel ADR (Materials)(a)	1,168,519
39,090	NovaTek OAO GDR (Energy)	1,545,848
186,342	Novolipetsk Steel OJSC (Registered) GDR (Materials)	1,755,163
198,419	OAO Gazprom ADR (Energy)	4,057,669
80,907	Sberbank RF (Banks)	76,632
174,192	Surgutneftegaz ADR (Energy)(a)	1,139,216
249,527	Surgutneftegaz Preference Shares (Energy)	58,083

		9,801,130

South Africa – 7.4%
5,760	African Rainbow Minerals Ltd. (Materials)	58,937
30,693	ArcelorMittal South Africa Ltd. (Materials)	290,115
408,903	Aveng Ltd. (Capital Goods)	2,021,631
31,317	Massmart Holdings Ltd. (Food & Staples Retailing)	280,920
599,850	Metropolitan Holdings Ltd. (Insurance)	615,641
161,704	MTN Group Ltd. (Telecommunication Services)	1,815,793
38,980	Naspers Ltd. Class N (Media)	648,950
49,878	Nedbank Group Ltd. (Banks)	484,172
74,250	Remgro Ltd. (Diversified Financials)	541,795
215,149	Shoprite Holdings Ltd. (Food & Staples Retailing)	1,135,656
128,078	Standard Bank Group Ltd. (Banks)	1,016,976
620,218	Steinhoff International Holdings Ltd. (Consumer Durables & Apparel)	904,083
156,576	Telkom South Africa Ltd. (Telecommunication Services)	1,699,365

		11,514,034

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)

South Korea – 11.8%
182,710	Hanwha Chem. Corp. (Materials)	$792,809
23,172	Honam Petrochemical Corp. (Materials)	948,504
5,656	Hyosung Corp. (Materials)	134,743
8,035	Hyundai Heavy Industries (Capital Goods)	1,061,503
17,523	Hyundai Mipo Dockyard (Capital Goods)	1,504,448
12,895	Hyundai Motor Co. (Automobiles & Components)	595,863
91,770	Industrial Bank of Korea (Banks)	527,530
42,155	KB Financial Group, Inc. (Banks)*	1,044,936
2,542	KCC Corp. (Capital Goods)	496,048
36,250	Kwang Dong Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	62,837
2,630	LG Chem Ltd. (Materials)	159,662
10,810	LG Dacom Corp. (Telecommunication Services)	152,819
348,030	LG Telecom Ltd. (Telecommunication Services)	2,480,908
305	Lotte Confectionery Co. Ltd. (Food, Beverage & Tobacco)	260,288
8,341	Lotte Shopping Co. Ltd. (Retailing)	1,141,193
3,557	Nong Shim Co. Ltd. (Food, Beverage & Tobacco)	577,517
1,820	Pacific Corp. (Household & Personal Products)	107,181
11,658	POSCO (Materials)	3,210,957
3,833	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,616,007
8,910	Samsung Heavy Industries Co. Ltd. (Capital Goods)	137,213
4,890	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)*	274,565
12,766	Shinhan Financial Group Co. Ltd. (Banks)	310,582
13,333	SK Holdings Co. Ltd. (Capital Goods)	894,279

		18,492,392

Taiwan – 15.5%
827,809	Altek Corp. (Consumer Durables & Apparel)	821,603
1,947,196	AU Optronics Corp. (Technology Hardware & Equipment)	1,359,663
948,000	China Steel Corp. (Materials)	684,646
1,010,000	Coretronic Corp. (Technology Hardware & Equipment)	646,895
1,308,000	Formosa Taffeta Co. Ltd. (Consumer Durables & Apparel)	770,860

2,881,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	1,747,421
889,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	312,994
167,200	HTC Corp. (Technology Hardware & Equipment)	1,981,892
1,095,000	Inventec Co. Ltd. (Technology Hardware & Equipment)	343,181
3,627,000	KGI Securities Co. Ltd. (Diversified Financials)	840,727
1,186,387	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	315,530
14,572,925	Macronix International (Semiconductors & Semiconductor Equipment)	4,066,296
152,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,361,220
159,000	Motech Industries, Inc. (Capital Goods)	433,187
1,109,442	President Securities Corp. (Diversified Financials)	305,531
1,420,000	Quanta Computer Inc. (Technology Hardware & Equipment)	1,494,744
1,045,000	Tainan Spinning Co. Ltd. (Consumer Durables & Apparel)	200,270
728,375	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)(a)	6,016,378
144,000	TSRC Corp. (Materials)	100,722
1,897,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	520,876

		24,324,636

Thailand – 1.7%
728,600	Bangkok Bank PCL (Banks)	1,471,995
239,600	PTT Exploration & Production PCL (Energy)	584,474
68,400	PTT PCL (Energy)	310,288
1,108,400	Thoresen Thai Agencies PCL (Transportation)	332,046

		2,698,803

Turkey – 2.2%
460,241	Anadolu Sigorta (Insurance)	243,386
1,521,051	Eczacibasi Ilac Sanayi (Pharmaceuticals, Biotechnology & Life Sciences)	1,192,363
240,215	Eregli Demir ve Celik Fabrikalari TAS (Materials)	740,478
163,665	Koc Holding AS (Capital Goods)*	305,358
179,361	Turkiye Is Bankasi Class C (Banks)	509,926

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)

357,100	Turkiye Vakiflar Bankasi Tao Class D (Banks)	$348,757
50,032	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	67,369

		3,407,637

TOTAL COMMON STOCKS
(Cost $238,664,262)		$151,129,631

Exchange Traded Fund – 2.3%

Other – 2.3%
138,619	iShares MSCI Emerging Markets Index Fund(a)	$3,533,399
(Cost $3,387,688)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 0.8%

	JPMorgan Chase Euro – Time Deposit
$	$1,260,732	0.120%	11/03/08	$1,260,732
	(Cost $1,260,732)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $243,312,682)			$155,923,762

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 6.9%

Boston Global Investment Trust – Enhanced Portfolio II
11,056,024	1.756%	$10,868,072
(Cost $10,864,581)

TOTAL INVESTMENTS – 106.5%
(Cost $254,177,263)		$166,791,834

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.5)%		(10,155,538)

NET ASSETS – 100.0%		$156,636,296

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 96.7%

Australia – 3.9%
157,957	AGL Energy Ltd. (Multi-Utilities)	$1,483,312
202,717	Amcor Ltd. (Containers & Packaging)	782,568
189,771	Ansell Ltd. (Health Care Equipment & Supplies)	1,596,477
533,216	Australia and New Zealand Banking Group Ltd. (Commercial Banks)	6,250,629
22,675	Bendigo and Adelaide Bank Ltd. (Commercial Banks)	200,033
684,530	BHP Billiton Ltd. (Metals & Mining)	13,150,661
1,312,874	BlueScope Steel Ltd. (Metals & Mining)	3,861,391
537,114	Boral Ltd.(a) (Construction Materials)	1,616,599
312,004	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	1,965,094
1,036,082	CFS Retail Property Trust (REIT)	1,393,668
45,434	Coca-Cola Amatil Ltd. (Beverages)	245,253
119,441	Commonwealth Bank of Australia (Commercial Banks)	3,265,014
1,858,191	Commonwealth Property Office Fund (REIT)	1,642,003
74,662	Computershare Ltd. (IT Services)	422,103
186,386	Fortescue Metals Group Ltd.* (Metals & Mining)	368,631
216,120	Insurance Australia Group Ltd. (Insurance)	547,460
21,399	Lion Nathan Ltd. (Beverages)	126,458
1,795,312	Macquarie Infrastructure Group(a) (Transportation Infrastructure)	2,353,178
90,406	Metcash Ltd. (Food & Staples Retailing)	244,009
176,006	National Australia Bank Ltd. (Commercial Banks)	2,855,895
509,652	OneSteel Ltd. (Metals & Mining)	1,170,883
46,880	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	491,644
1,837,141	Qantas Airways Ltd. (Airlines)	2,984,001
380,881	QBE Insurance Group Ltd. (Insurance)	6,498,211
25,658	Rio Tinto Ltd. (Metals & Mining)	1,327,361
30,185	Santos Ltd. (Oil, Gas & Consumable Fuels)	273,291
15,273	Sonic Healthcare Ltd. (Health Care Providers & Services)	139,575
153,816	Suncorp-Metway Ltd. (Insurance)	828,020

1,596,518	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	2,673,615
48,066	Wesfarmers Ltd. (Food & Staples Retailing)	690,784
277,215	Westfield Group (REIT)	3,061,766
793,487	Westpac Banking Corp. (Commercial Banks)	10,887,076
186,434	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	5,267,713
280,257	Woolworths Ltd. (Food & Staples Retailing)	5,224,456

		85,888,832

Austria – 1.7%
65,152	Andritz AG (Machinery)	1,855,405
192,974	Erste Bank der oesterreichischen Sparkassen AG(a) (Commercial Banks)	5,144,678
14,271	Flughafen Wien AG (Transportation Infrastructure)	584,742
266,603	Immoeast AG* (Real Estate Management & Development)	321,428
857,149	Immofinanz Immobilien Anlagen AG*(a) (Real Estate Management & Development)	956,070
77,227	Oesterreichische Elektrizitaetswirtschafts AG (Verbund) (Electric Utilities)	3,653,339
671,858	OMV AG (Oil, Gas & Consumable Fuels)	21,506,082
49,663	Raiffeisen International Bank-Holding AG(a) (Commercial Banks)	1,562,763
78,448	Telekom Austria AG (Diversified Telecommunication Services)	963,897

		36,548,404

Belgium – 2.2%
74,251	Bekaert NV (Electrical Equipment)	7,306,488
14,185	Delhaize Group (Food & Staples Retailing)	797,743
80,922	Euronav SA (Oil, Gas & Consumable Fuels)	1,183,031
26,316	Groupe Bruxelles Lambert SA (Diversified Financial Services)	1,933,241
156,865	InBev NV (Beverages)	6,326,853
148,121	KBC GROEP NV (Commercial Banks)	6,368,052
84,069	Mobistar SA (Wireless Telecommunication Services)	5,578,810
148,747	Solvay SA(a) (Chemicals)	13,835,593
77,696	UCB SA (Pharmaceuticals)	1,977,649
217,889	Umicore (Chemicals)	3,896,573

		49,204,033

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Belgium – (continued)

Denmark – 0.1%
32,009	Danisco A/S (Food Products)	$1,387,899
37,604	Vestas Wind Systems A/S* (Electrical Equipment)	1,544,731

		2,932,630

Finland – 1.3%
87,852	Elisa Oyj (Diversified Telecommunication Services)	1,321,513
59,612	Fortum Oyj (Electric Utilities)	1,465,026
71,568	Neste Oil Oyj (Oil, Gas & Consumable Fuels)	1,131,969
1,313,467	Nokia Oyj (Communications Equipment)	20,119,922
175,037	Outokumpu Oyj (Metals & Mining)	1,813,910
37,409	TietoEnator Oyj(a) (IT Services)	414,885
87,521	UPM-Kymmene Oyj (Paper & Forest Products)	1,237,573
15,022	Wartsila Corp. (Machinery)	380,601

		27,885,399

France – 15.2%
16,548	Accor SA (Hotels, Restaurants & Leisure)	643,805
179,541	Alstom SA (Electrical Equipment)	8,898,706
20,968	Atos Origin SA (IT Services)	486,907
514,426	Axa (Insurance)	9,827,608
395,180	BNP Paribas (Commercial Banks)	28,532,476
138,668	Cap Gemini (IT Services)	4,467,841
24,994	Carrefour SA (Food & Staples Retailing)	1,055,869
155,637	Casino Guichard-Perrachon SA (Food & Staples Retailing)	10,879,470
92,140	Christian Dior SA (Textiles, Apparel & Luxury Goods)	5,582,036
24,162	CNP Assurances (Insurance)	1,946,922
331,122	Compagnie de Saint-Gobain(a) (Building Products)	12,776,931
27,619	Compagnie Generale des Etablissements Michelin Class B (Auto Components)	1,405,255
38,094	Credit Agricole SA (Commercial Banks)	545,490
30,742	Eutelsat Communications (Media)	659,823
1,408,934	France Telecom SA (Diversified Telecommunication Services)	35,527,061
324,824	Gaz de France (Multi-Utilities)	14,459,082
65,838	L’Oreal SA (Personal Products)	4,985,515
32,362	Pernod Ricard SA (Beverages)	2,107,369
200,286	PSA Peugeot Citroen (Automobiles)	5,344,598
76,599	Publicis Groupe (Media)	1,731,203
110,353	Renault SA (Automobiles)	3,382,073
689,842	Sanofi-Aventis (Pharmaceuticals)	43,706,360

120,864	Schneider Electric SA (Electrical Equipment)	7,244,295
494,617	SCOR SE (Insurance)	8,103,613
107,840	SES (Media)	1,939,993
74,230	Societe BIC SA (Commercial Services & Supplies)	3,920,905
115,832	Societe Generale (Commercial Banks)	6,313,418
46,628	Technip SA (Energy Equipment & Services)	1,396,283
1,349,566	Total SA (Oil, Gas & Consumable Fuels)	74,244,182
6,045	Unibail-Rodamco (REIT)	906,656
329,181	Valeo SA(a) (Auto Components)	5,734,029
18,109	Vallourec SA (Machinery)	2,025,651
1,064,104	Vivendi SA (Media)	27,814,709

		338,596,134

Germany – 5.9%
355,473	Adidas AG (Textiles, Apparel & Luxury Goods)	12,347,818
194,509	BASF SE (Chemicals)	6,421,446
77,287	Bayer AG (Pharmaceuticals)	4,230,772
59,246	Bilfinger Berger AG (Construction & Engineering)	2,669,066
274,101	Commerzbank AG (Commercial Banks)	2,917,331
524,310	Daimler AG (Automobiles)	17,774,093
130,870	Deutsche Bank AG (Capital Markets)	4,888,890
71,487	Deutsche Boerse AG (Diversified Financial Services)	5,590,692
890,185	Deutsche Lufthansa AG (Airlines)	12,329,157
145,045	Deutsche Telekom AG (Diversified Telecommunication Services)	2,127,962
517,118	E.ON AG (Electric Utilities)	19,378,901
7,060	Fresenius SE (Health Care Equipment & Supplies)	413,057
62,959	GEA Group AG (Machinery)	904,102
14,091	Hannover Rueckversicherung AG (Insurance)	348,832
119,816	Infineon Technologies AG* (Semiconductors & Semiconductor Equipment)	371,038
30,551	K+S AG (Chemicals)	1,183,420
79,464	MAN AG (Machinery)	3,885,281
61,122	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	7,934,831
113,553	RWE AG (Multi-Utilities)	9,309,172
83,413	SAP AG (Software)	2,920,385
153,553	Siemens AG (Industrial Conglomerates)	9,029,769

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

97,312	Solarworld AG (Electrical Equipment)	$2,395,275
61,841	Suedzucker AG(a) (Food Products)	692,217
84,992	ThyssenKrupp AG (Metals & Mining)	1,609,796

		131,673,303

Greece – 0.4%
81,605	Alpha Bank A.E. (Commercial Banks)	1,191,426
72,618	Coca-Cola Hellenic Bottling Co. SA (Beverages)	1,013,422
115,754	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	958,962
191,944	Marfin Investment Group SA* (Capital Markets)	844,962
143,381	National Bank of Greece SA (Commercial Banks)	3,149,831
38,164	Public Power Corp. SA (Electric Utilities)	471,904

		7,630,507

Hong Kong – 4.4%
6,897,000	Boc Hong Kong Holdings Ltd. (Commercial Banks)	7,896,582
1,156,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	11,099,361
321,000	Cheung Kong Infrastructure Holdings Ltd. (Electric Utilities)	1,175,803
2,378,000	China CITIC Bank Series H (Commercial Banks)	734,578
1,015,000	Chinese Estates Holdings Ltd. (Real Estate Management & Development)	779,844
1,497,000	CLP Holdings Ltd. (Electric Utilities)	10,095,719
845,400	Esprit Holdings Ltd. (Specialty Retail)	4,803,643
1,135,000	Hang Lung Group Ltd. (Real Estate Management & Development)	3,652,400
4,000	Hang Seng Bank Ltd. (Commercial Banks)	49,910
1,399,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	7,540,445
483,100	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	4,899,029
2,166,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	11,704,773
643,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	1,008,262

464,739	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	927,715
550,000	Li & Fung Ltd. (Distributors)	1,103,858
2,636,000	New World Development Co. Ltd. (Real Estate Management & Development)	2,194,296
365,500	Orient Overseas International Ltd. (Marine)	652,690
4,515,000	Pacific Basin Shipping Ltd. (Marine)	2,417,543
2,005,500	Swire Pacific Ltd. (Real Estate Management & Development)	14,124,207
61,000	Television Broadcasts Ltd. (Media)	169,644
206,200	Tencent Holdings Ltd. (Internet Software & Services)	1,501,126
1,029,510	The Bank of East Asia Ltd. (Commercial Banks)	2,076,714
1,415,893	The Link (REIT)	2,531,638
738,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	1,472,472
486,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	728,052
234,500	Wing Hang Bank Ltd. (Commercial Banks)	1,100,105
35,500	Wing Lung Bank Ltd. (Commercial Banks)	716,866
270,500	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	541,038

		97,698,313

Ireland – 0.5%
487,823	Allied Irish Banks PLC (Commercial Banks)	2,639,240
252,161	Kerry Group PLC (Food Products)	5,738,820
145,460	Paddy Power PLC (Hotels, Restaurants & Leisure)	2,480,364

		10,858,424

Italy – 1.8%
572,223	Banco Popolare Societa Cooperativa (Commercial Banks)	7,138,446
499,948	Enel SpA (Electric Utilities)	3,344,774
141,102	Eni SpA (Oil, Gas & Consumable Fuels)	3,367,840
299,252	Fiat SpA (Automobiles)	2,374,527
344,922	Finmeccanica SpA (Aerospace & Defense)	4,277,787
253,242	Intesa Sanpaolo (Commercial Banks)	926,838
5,398,817	Parmalat SpA (Food Products)	9,479,092

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)

5,412,055	Pirelli & C. SpA (Auto Components)	$1,908,175
466,628	Terna – Rete Elettrica Nationale SpA (Electric Utilities)	1,504,935
1,329,750	UniCredit SpA (Commercial Banks)	3,255,252
896,845	Unipol Gruppo Finanziario SpA (Insurance)	1,591,165

		39,168,831

Japan – 23.7%
871,800	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	4,795,949
1,929,000	AMADA Co. Ltd. (Machinery)	8,858,523
359,300	Aoyama Trading Co. Ltd. (Specialty Retail)	4,200,806
4,401,000	Asahi Kasei Corp. (Chemicals)	16,553,970
1,043,000	Astellas Pharma, Inc. (Pharmaceuticals)	42,010,722
38,800	Autobacs Seven Co. Ltd. (Specialty Retail)	823,904
309,000	Brother Industries Ltd. (Office Electronics)	2,107,979
327,000	Canon Marketing Japan, Inc. (Distributors)	5,470,432
177,700	Canon, Inc. (Office Electronics)	6,218,009
667,000	Central Glass Co. Ltd. (Building Products)	2,114,493
100,600	Circle K. Sunkus Co. Ltd.(a) (Food & Staples Retailing)	1,710,346
105,600	Coca-Cola West Holdings Co. Ltd. (Beverages)	2,117,908
1,143,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	13,504,700
45,500	Daifuku Co. Ltd. (Machinery)	244,783
72,000	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	640,074
35,200	Denso Corp. (Auto Components)	686,068
158,000	Fuji Heavy Industries Ltd. (Automobiles)	555,792
743	Fuji Television Network, Inc. (Media)	889,581
136,900	FUJIFILM Holdings Corp. (Electronic Equipment, Instruments & Components)	3,151,486
184,300	Glory Ltd. (Machinery)	2,641,222
545,000	Hankyu Department Stores, Inc.(a) (Multiline Retail)	3,363,303
231,000	Hino Motors Ltd. (Machinery)	533,829
465,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	2,183,198

1,556,500	Honda Motor Co. Ltd. (Automobiles)	38,702,955
372	Japan Prime Realty Investment Corp. (REIT)	660,871
115	Japan Real Estate Investment Corp. (REIT)	1,018,336
134,400	JFE Holdings, Inc. (Metals & Mining)	3,429,265
3,904	K.K. DaVinci Advisors*(a) (Real Estate Management & Development)	316,553
223,000	Kaneka Corp. (Chemicals)	1,040,639
6,000	Kao Corp. (Household Products)	175,450
390,100	Komori Corp. (Machinery)	4,460,047
268,500	Konica Minolta Holdings, Inc. (Office Electronics)	1,763,320
56,000	Kubota Corp. (Machinery)	281,084
9,500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	558,015
645,300	Leopalace21 Corp. (Real Estate Management & Development)	4,803,104
473,000	Matsushita Electric Industrial Co. Ltd. (Household Durables)	7,617,064
468,000	Mazda Motor Corp. (Automobiles)	1,037,938
391,400	Millea Holdings, Inc. (Insurance)	12,073,080
14,200	Mitsubishi Corp. (Trading Companies & Distributors)	238,018
279,000	Mitsubishi Electric Corp. (Electrical Equipment)	1,729,610
1,184,000	Mitsubishi Materials Corp. (Metals & Mining)	2,673,580
686,300	Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	4,312,827
18,780	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	449,753
476,000	Mitsui & Co. Ltd. (Trading Companies & Distributors)	4,612,206
2,106,000	Mitsui O.S.K. Lines Ltd. (Marine)	10,997,344
8,753	Mizuho Financial Group, Inc. (Commercial Banks)	21,373,081
1,691,000	NEC Corp. (Computers & Peripherals)	5,013,415
179,500	NEC Electronics Corp.*(a) (Semiconductors & Semiconductor Equipment)	1,807,886
55,000	Nintendo Co. Ltd. (Software)	17,671,944
149	Nippon Building Fund, Inc. (REIT)	1,431,739
1,686,000	Nippon Express Co. Ltd. (Road & Rail)	6,805,115
584,000	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,787,830

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

3,350,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	$13,750,954
794,000	Nippon Sheet Glass Co. Ltd.(a) (Building Products)	2,596,693
8,114	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	33,110,959
2,357,000	Nippon Yusen Kabushiki Kaisha (Marine)	11,397,688
1,389,600	Nissan Motor Co. Ltd. (Automobiles)	6,901,300
437,000	Nisshin Seifun Group, Inc. (Food Products)	4,737,728
3,284,000	Nisshin Steel Co. Ltd.(a) (Metals & Mining)	4,397,859
47,000	Nisshinbo Industries, Inc. (Textiles, Apparel & Luxury Goods)	273,180
512,500	Nomura Holdings, Inc. (Capital Markets)	4,855,596
452,300	Nomura Real Estate Holdings, Inc.(a) (Real Estate Management & Development)	8,861,196
656	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	1,040,382
165,600	Omron Corp. (Electronic Equipment, Instruments & Components)	2,364,298
5,073,000	Osaka Gas Co. Ltd. (Gas Utilities)	17,944,432
160,900	Q.P. Corp. (Food Products)	1,850,120
826	Resona Holdings, Inc.(a) (Commercial Banks)	866,168
1,420,000	Ricoh Co. Ltd. (Office Electronics)	15,282,059
8,000	Sankyo Co. Ltd. (Leisure Equipment & Products)	355,947
289	Sapporo Hokuyo Holdings, Inc. (Commercial Banks)	1,246,390
34,360	SBI Holdings, Inc. (Capital Markets)	4,123,225
15,300	Seiko Epson Corp. (Computers & Peripherals)	229,784
398,000	Seino Holdings Co. Ltd. (Road & Rail)	1,925,919
160,300	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	4,500,898
69,900	Shimachu Co. Ltd. (Specialty Retail)	1,594,226
26,000	Shiseido Co. Ltd. (Personal Products)	534,957
1,822,000	Sompo Japan Insurance, Inc. (Insurance)	12,770,674
178,800	Sony Corp. (Household Durables)	4,237,621

736,300	Sumitomo Electric Industries Ltd. (Electrical Equipment)	5,961,482
1,975	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	7,917,505
44,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	2,210,992
3,578,000	The Bank of Yokohama Ltd. (Commercial Banks)	17,355,012
669,000	The Gunma Bank Ltd. (Commercial Banks)	3,416,016
126,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	583,515
79,700	The Tokyo Electric Power Co., Inc. (Electric Utilities)	2,257,144
372,000	Toho Gas Co. Ltd. (Gas Utilities)	2,147,198
60,000	Tokyo Gas Co. Ltd. (Gas Utilities)	257,997
493,000	Tokyu Land Corp. (Real Estate Management & Development)	1,395,208
1,492,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	10,970,559
22,300	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	275,128
85,000	Toyo Suisan Kaisha Ltd. (Food Products)	2,191,605
112,000	Toyota Motor Corp. (Automobiles)	4,373,702
3,645	West Japan Railway Co. (Road & Rail)	16,040,159
328,900	Yamaha Corp. (Leisure Equipment & Products)	3,187,362

		526,509,983

Luxembourg – 0.4%
359,136	ArcelorMittal(a) (Metals & Mining)	9,340,904
4,976	Reinet Investments SCA* (Capital Markets)	51,245

		9,392,149

Netherlands – 2.7%
87,199	Corio NV (REIT)	4,659,890
55,002	Heineken Holding NV (Beverages)	1,669,776
640,408	ING Groep NV (Diversified Financial Services)	6,007,245
987,127	Koninklijke (Royal) Philips Electronics NV (Industrial Conglomerates)	18,241,906
776,825	Koninklijke Ahold NV (Food & Staples Retailing)	8,339,495
328,822	Koninklijke DSM NV (Chemicals)	9,157,154
550,860	Oce NV(a) (Office Electronics)	2,549,222

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)

128,090	Royal Dutch Shell PLC(a) (Oil, Gas & Consumable Fuels)	$3,550,262
419,789	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	3,450,785
79,059	Unilever NV (Food Products)	1,905,279
13,966	Wereldhave NV(a) (REIT)	1,160,788

		60,691,802

New Zealand – 0.0%
11,730	Contact Energy Ltd. (Electric Utilities)	49,732
632,012	Telecom Corp. of New Zealand Ltd.(a) (Diversified Telecommunication Services)	856,701

		906,433

Norway – 0.6%
513,700	Den Norske Bank (Commercial Banks)	2,977,062
1,181,000	Norsk Hydro ASA (Metals & Mining)	4,934,557
281,950	Seadrill Ltd. (Energy Equipment & Services)	2,714,613
65,800	StatoilHydro ASA (Oil, Gas & Consumable Fuels)	1,323,476
87,780	Yara International ASA (Chemicals)	1,833,917

		13,783,625

Singapore – 0.5%
135,000	Ascendas Real Estate Investment Trust (REIT)	150,225
438,000	CapitaCommercial Trust (REIT)	300,896
177,000	Capitaland Ltd. (Real Estate Management & Development)	354,737
19,000	City Developments Ltd. (REIT)	84,019
12,000	Cosco Corp. (Singapore) Ltd. (Machinery)	6,568
252,000	DBS Group Holdings Ltd. (Commercial Banks)	1,923,640
1,249,000	Golden Agri-Resources Ltd. (Food Products)	166,676
8,000	Haw Par Corp. Ltd. (Industrial Conglomerates)	18,642
156,523	Jardine Cycle & Carriage Ltd. (Distributors)	1,003,997
204,000	Keppel Corp. Ltd. (Industrial Conglomerates)	636,009
155,000	Keppel Land Ltd. (Real Estate Management & Development)	199,253
90,000	Neptune Orient Lines Ltd. (Marine)	76,015
633,600	Noble Group Ltd. (Trading Companies & Distributors)	461,223
301,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	1,017,666

139,000	SembCorp Industries Ltd. (Industrial Conglomerates)	233,617
91,000	SembCorp Marine Ltd. (Machinery)	113,084
162,520	Singapore Airlines Ltd. (Airlines)	1,245,149
68,000	Singapore Exchange Ltd. (Diversified Financial Services)	243,402
32,000	Singapore Petroleum Co. Ltd. (Oil, Gas & Consumable Fuels)	45,636
18,000	Singapore Press Holdings Ltd. (Media)	38,840
905,780	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	1,524,352
127,000	United Overseas Bank Ltd. (Commercial Banks)	1,148,176
64,000	UOL Group Ltd. (Real Estate Management & Development)	83,778
19,000	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	69,433
60,000	Wilmar International Ltd. (Food Products)	103,762
196,000	Wing Tai Holdings Ltd. (Real Estate Management & Development)	91,445

		11,340,240

Spain – 3.0%
52,293	ACS, Actividades de Construccion y Servicios SA (Construction & Engineering)	1,941,572
120,085	Banco Bilbao Vizcaya Argentaria SA (Commercial Banks)	1,393,743
81,131	Banco Popular Espanol SA (Commercial Banks)	738,343
2,262,540	Banco Santander SA (Commercial Banks)	24,469,694
26,215	Gamesa Corporacion Tecnologica SA (Electrical Equipment)	429,788
12,052	Gas Natural SDG SA (Gas Utilities)	370,934
25,531	Grupo Ferrovial SA (Construction & Engineering)	786,837
902,704	Iberdrola SA (Electric Utilities)	6,533,174
784,147	Iberia Lineas Aereas de Espana SA (Airlines)	1,849,943
264,392	Mapfre SA (Insurance)	841,434
257,245	Repsol YPF SA (Oil, Gas & Consumable Fuels)	4,891,736

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)

1,111,267	Telefonica SA (Diversified Telecommunication Services)	$20,575,013
130,220	Union Fenosa SA (Electric Utilities)	2,762,960

		67,585,171

Sweden – 1.8%
301,600	Castellum AB (Real Estate Management & Development)	2,047,358
346,800	Fabege AB(a) (Real Estate Management & Development)	1,374,919
38,693	Hoganas AB Series B(a) (Metals & Mining)	544,259
19,301	Millicom International Cellular SA (Wireless Telecommunication Services)	713,812
1,207,403	Nordea Bank AB (Commercial Banks)	9,677,495
528,430	Scania AB Class B (Machinery)	4,343,004
33,317	Skanska AB Class B (Construction & Engineering)	292,625
240,300	Swedbank AB (Commercial Banks)	1,985,820
111,800	Swedish Match AB (Tobacco)	1,552,554
2,011,129	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	13,690,565
520,010	TeliaSonera AB (Diversified Telecommunication Services)	2,287,871
83,867	Volvo AB Series B (Machinery)	438,259
73,300	Wihlborgs Fastigheter AB (Real Estate Management & Development)	776,172

		39,724,713

Switzerland – 6.6%
153,203	ABB Ltd.* (Electrical Equipment)	2,010,192
166,294	Actelion Ltd.* (Biotechnology)	8,784,951
124,669	Baloise Holding AG (Insurance)	6,665,364
156,430	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	3,288,578
302,562	Credit Suisse Group (Capital Markets)	11,313,956
8,754	Geberit AG (Building Products)	909,492
63,878	Julius Baer Holding AG (Capital Markets)	2,498,282
46,338	Lonza Group AG (Life Sciences Tools & Services)	3,845,719
733,066	Nestle SA (Food Products)	28,506,732
623,277	Novartis AG (Pharmaceuticals)	31,636,290
75,737	PSP Swiss Property AG* (Real Estate Management & Development)	3,276,776

58,936	Roche Holding AG (Pharmaceuticals)	9,012,890
7,689	Syngenta AG (Chemicals)	1,437,330
36,003	Synthes, Inc. (Health Care Equipment & Supplies)	4,645,912
457,624	UBS AG* (Capital Markets)	7,764,628
99,206	Zurich Financial Services AG (Insurance)	20,126,671

		145,723,763

United Kingdom – 20.0%
851,791	3i Group PLC (Capital Markets)	7,429,758
607,557	Anglo American PLC (Metals & Mining)	15,244,373
705,609	AstraZeneca PLC (Pharmaceuticals)	29,902,655
2,947,489	BAE Systems PLC (Aerospace & Defense)	16,567,726
1,796,370	Barclays PLC (Commercial Banks)	5,149,441
2,372,577	BG Group PLC (Oil, Gas & Consumable Fuels)	34,886,266
343,956	BHP Billiton PLC (Metals & Mining)	5,840,561
15,700	BP PLC (Oil, Gas & Consumable Fuels)	127,978
1,483,400	BP PLC ADR(a)(b) (Oil, Gas & Consumable Fuels)	73,724,980
44,717	British American Tobacco PLC (Tobacco)	1,226,557
65,593	British Energy Group PLC (Electric Utilities)	784,553
162,844	Centrica PLC (Multi-Utilities)	800,187
2,323,808	Compass Group PLC (Hotels, Restaurants & Leisure)	10,805,913
1,848,633	Drax Group PLC (Independent Power Producers & Energy Traders)	17,178,010
262,217	GlaxoSmithKline PLC ADR(a) (Pharmaceuticals)	10,147,798
4,026,292	HSBC Holdings PLC (Commercial Banks)	47,688,294
157,503	Investec PLC (Capital Markets)	598,139
147,841	Kazakhmys PLC (Metals & Mining)	693,151
172,111	Kingfisher PLC (Specialty Retail)	317,673
303,193	Land Securities Group PLC (REIT)	5,381,900
6,913,122	Legal & General Group PLC (Insurance)	7,950,721
520,361	Lloyds TSB Group PLC (Commercial Banks)	1,681,861
3,099,971	Logica PLC (IT Services)	3,451,028
510,625	Man Group PLC (Capital Markets)	2,948,083

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

1,446,585	Old Mutual PLC (Insurance)	$1,171,403
16,692	Reckitt Benckiser Group PLC (Household Products)	701,131
279,720	Rio Tinto PLC (Metals & Mining)	13,066,328
6,572,313	Royal Bank of Scotland Group PLC (Commercial Banks)	7,239,509
781,807	RSA Insurance Group PLC (Insurance)	1,738,610
85,213	Schroders PLC (Capital Markets)	1,092,402
22,309	Scottish and Southern Energy PLC (Electric Utilities)	437,295
152,838	Standard Chartered PLC (Commercial Banks)	2,525,958
2,239,324	Tate & Lyle PLC (Food Products)	13,312,746
3,631,236	Tesco PLC (Food & Staples Retailing)	19,895,953
3,337,866	Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	9,055,071
231,484	Thomson Reuters PLC (Media)	4,010,875
375,250	Tui Travel PLC (Hotels, Restaurants & Leisure)	1,145,436
347,465	United Utilities Group PLC (Multi-Utilities)	3,923,577
118,300	Vedanta Resources PLC (Metals & Mining)	1,638,326
256,413	Vodafone Group PLC (Wireless Telecommunication Services)	493,266
1,958,607	Vodafone Group PLC ADR(a)(b) (Wireless Telecommunication Services)	37,742,357
4,976,783	William Morrison Supermarkets PLC (Food & Staples Retailing)	21,190,844
556,221	WPP Group PLC (Media)	3,327,177
23,602	Xstrata PLC (Metals & Mining)	403,696

		444,639,566

TOTAL COMMON STOCKS
(Cost $3,286,509,149)		$2,148,382,255

Preferred Stock – 0.5%

Germany – 0.5%
171,099	Fresenius SE (Health Care Equipment & Supplies)
(Cost $13,567,035)		$10,861,095

Expiration
Units	Description	Month	Value

Right* – 0.0%

Belgium – 0.0%
211,257	Fortis (Commercial Banks)	07/14
(Cost $—)			$—

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $3,300,076,184)			$2,159,243,350

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 6.3%

Boston Global Investment Trust – Enhanced Portfolio II
143,071,989	1.682%	$140,639,766
(Cost $140,530,690)

TOTAL INVESTMENTS – 103.5%
(Cost $3,440,606,874)		$2,299,883,116

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%		(78,482,627)

NET ASSETS – 100.0%		$2,221,400,489

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Euro	Purchase	11/05/08	$5,019,730	$5,020,752	$1,022
British Pound	Sale	11/05/08	3,711,234	3,700,352	10,882
Norwegian Krone	Sale	11/05/08	3,222,511	3,211,631	10,880
Swedish Krona	Sale	11/05/08	693,507	691,902	1,605
Swiss Franc	Sale	11/05/08	1,317,455	1,310,769	6,686

TOTAL					$31,075

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Sale	11/06/08	$324,189	$325,433	$(1,244)
Danish Krone	Purchase	11/05/08	1,240,576	1,240,493	(83)
Japanese Yen	Sale	11/06/08	11,664,847	11,682,633	(17,786)
Singapore Dollar	Sale	11/05/08	67,393	67,440	(47)

TOTAL					$(19,160)

FUTURES CONTRACTS — At October 31, 2008, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain (Loss)

FTSE 100 Index	177	December 2008	$12,472,371	$440,007
SPI 200 Index	53	December 2008	3,553,813	(149,764)
Dow Jones Euro Stoxx 50 Index	860	December 2008	28,411,236	(202,340)
TOPIX Index	136	December 2008	11,790,072	(918,081)

TOTAL				$(830,178)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 97.1%

Australia – 6.2%
1,866	ABB Grain Ltd. (Food & Staples Retailing)	$10,195
29,897	Adelaide Brighton Ltd. (Materials)	45,479
66,971	Ansell Ltd. (Health Care Equipment & Services)	563,404
524,708	Anzon Australia Ltd. (Energy)*(a)	160,399
40,739	APN News & Media Ltd. (Media)	66,162
1,305	Ausenco Ltd. (Capital Goods)	3,787
130,196	Austal Ltd. (Capital Goods)	152,990
4,840	Australian Agricultural Co. Ltd. (Food, Beverage & Tobacco)	6,092
176,591	Australian Infrastructure Fund (Transportation)	191,359
110,040	Babcock & Brown Infrastructure Group (Utilities)	14,063
4,624	Bank of Queensland Ltd. (Banks)	41,390
141,781	Centennial Coal Co. Ltd. (Energy)	333,408
326,877	Commonwealth Property Office Fund (REIT)	288,847
155,978	David Jones Ltd. (Retailing)	321,256
133,077	Downer EDI Ltd. (Commercial & Professional Services)	432,177
257,905	Emeco Holdings Ltd. (Capital Goods)	98,511
31,215	Energy World Corp. Ltd. (Utilities)*	7,979
20,103	Felix Resources Ltd. (Energy)	159,978
5,585	FKP Property Group (Real Estate)	4,276
7,712	Fleetwood Corp. Ltd. (Automobiles & Components)	31,992
22,164	Flight Centre Ltd. (Consumer Services)	207,469
3,262	Gloucester Coal Ltd. (Energy)	9,386
22,327	Hastings Diversified Utilities Fund (Utilities)	33,779
28,646	Healthscope Ltd. (Health Care Equipment & Services)	82,756
16,768	Iluka Resources Ltd. (Materials)*	40,546
17,455	ING Industrial Fund (REIT)	3,962
416,279	ING Office Fund (REIT)	305,237
20,145	MacArthur Coal Ltd. (Materials)	81,312
153,699	Macmahon Holdings Ltd. (Capital Goods)	74,599
207,249	Macquarie Media Group Ltd. (Media)	173,249
11,477	Midwest Corp. Ltd. (Materials)*	48,508
21,173	Mincor Resources NL (Materials)	9,757
19,835	Mirabela Nickel Ltd. (Materials)*	20,795
15,516	Monadelphous Group Ltd. (Capital Goods)	83,086
544,449	Mount Gibson Iron Ltd. (Materials)*	146,534
169,553	MYOB Ltd. (Software & Services)	126,639
886	New Hope Corp. Ltd. (Energy)	2,049
114,890	Pacific Brands Ltd. (Retailing)	77,073
2,997	Portman Ltd. (Materials)*	42,729

9,941	Queensland Gas Co. Ltd. (Energy)*	38,713
8,429	Ramsay Health Care Ltd. (Health Care Equipment & Services)	56,937
9,773	Riversdale Mining Ltd. (Energy)*	19,954
43,908	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	36,837
182,274	SP AusNet (Utilities)	134,357
67,853	Spotless Group Ltd. (Commercial & Professional Services)	113,879
65,578	Straits Resources Ltd. (Materials)	57,167
262,114	Tower Australia Group Ltd. (Insurance)	366,815
16,778	Whitehaven Coal Ltd. (Energy)	18,293

		5,346,161

Austria – 0.8%
8,223	Austriamicrosystems AG (Semiconductors & Semiconductor Equipment)	138,282
4,991	Austrian Airlines AG (Transportation)*	17,892
8,408	Intercell AG (Pharmaceuticals, Biotechnology & Life Sciences)*	235,620
9,007	Oesterreichische Post AG (Transportation)	261,892

		653,686

Belgium – 1.9%
404	Bekaert SA (Capital Goods)	39,755
1,431	Compagnie d’ Enterprises CFE NPV (Capital Goods)	69,462
2,162	Compagnie Maritime Belge SA (Transportation)	41,937
4,525	Econocom Group (Software & Services)	37,481
9,006	Euronav NV (Energy)	131,663
9,793	Gimv NV (Diversified Financials)	407,634
5,597	Omega Pharma SA (Health Care Equipment & Services)	206,158
2,677	Recticel SA (Materials)	16,372
69	Sipef SA (Food, Beverage & Tobacco)	22,275
15,987	Tessenderlo Chemie NV (Materials)	632,431

		1,605,168

Bermuda – 1.0%
3,270	Frontline Ltd. (Energy)(a)	101,702
118,180	Hiscox Ltd. (Insurance)	468,288
759,635	West Siberian Resources Ltd. GDR (Energy)*	307,231

		877,221

China – 0.0%
44,500	Stella International Holdings Ltd. (Consumer Durables & Apparel)	37,519

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)

Cyprus – 0.8%
243,800	Deep Sea Supply PLC (Energy)	$402,828
68,000	ProSafe SE (Energy)	252,778

		655,606

Denmark – 1.2%
5,887	A/S Dampskibsselskabet Torm (Energy)	95,231
5,608	Amagerbanken A/S (Banks)	64,721
6,371	Auriga Industries A/S Class B (Materials)(a)	113,941
822	Bang & Olufsen A/S Class B (Consumer Durables & Apparel)(a)	18,180
1,800	Bavarian Nordic A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	48,184
7,112	D/S Norden A/S (Transportation)	215,557
550	DFDS A/S (Transportation)	39,294
9,383	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	319,946
17,000	Sjaelso Gruppen A/S (Consumer Durables & Apparel)	111,441

		1,026,495

Finland – 1.3%
4,306	Amer Sports Oyj Class A (Consumer Durables & Apparel)	29,186
10,824	F-Secure Oyj (Software & Services)	33,764
8,957	Huhtamaki Oyj (Materials)	60,003
11,720	KCI Konecranes Oyj (Capital Goods)	199,164
59,040	Oriola-KD Oyj Class B (Health Care Equipment & Services)	114,501
2,794	Outotec Oyj (Capital Goods)	37,341
21,890	Poyry Oyj (Commercial & Professional Services)	290,590
22,997	Raisio PLC Class V (Food, Beverage & Tobacco)	44,405
27,671	Tietoenator Oyj (Software & Services)	306,885

		1,115,839

France – 4.4%
12,840	Altran Technologies SA (Software & Services)*	64,527
2,163	Arkema (Materials)	49,507
28,256	Assystem (Commercial & Professional Services)	288,774
18,156	Beneteau SA (Consumer Durables & Apparel)(a)	168,815
8,131	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	191,984
1,124	Bourbon SA (Energy)(a)	31,693
5,775	Carbone Lorraine SA (Capital Goods)	171,746
4,275	Cegid Group (Software & Services)	53,813
1,320	Esso S.A.F. (Energy)	151,813

15,059	Eutelsat Communications (Media)	323,215
434	Faiveley SA (Capital Goods)	25,574
344	Financiere de L’Odet (Transportation)	76,166
65,286	Groupe Eurotunnel SA (Transportation)*(a)	447,791
2,942	IPSOS (Media)	73,959
13,933	Nexans SA (Capital Goods)	794,737
4,516	Saft Groupe SA (Capital Goods)	131,936
4,603	SEB SA (Consumer Durables & Apparel)	154,673
351	Sopra Group SA (Software & Services)	15,576
3,863	Sperian Protection (Commercial & Professional Services)	237,610
4,998	Teleperformance (Commercial & Professional Services)	107,850
22,276	Thomson (Consumer Durables & Apparel)*	31,232
983	Vilmorin & Cie (Food, Beverage & Tobacco)	96,051
2,062	Virbac SA (Pharmaceuticals, Biotechnology & Life Sciences)	134,867

		3,823,909

Germany – 4.8%
30,224	Aixtron AG (Semiconductors & Semiconductor Equipment)	149,433
23,114	Bechtle AG (Software & Services)	302,365
1,976	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	119,773
7,748	Carl Zeiss Meditec AG (Health Care Equipment & Services)	79,099
15,159	Demag Cranes AG (Capital Goods)	288,638
4,656	Deutsche Beteiligungs AG (Diversified Financials)	61,639
6,844	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	267,274
19,887	Gildemeister AG (Capital Goods)	186,471
5,477	Hannover Rueckversicherung AG (Registered) (Insurance)	135,587
22,001	IDS Scheer AG (Software & Services)	136,653
41,649	Kizoo AG (Software & Services)	296,653
7,083	Kloeckner & Co. SE (Capital Goods)	101,780
6,997	Kontron AG (Semiconductors & Semiconductor Equipment)	54,825
10,062	Lanxess AG (Materials)	152,413
3,066	Leoni AG (Automobiles & Components)	38,032
22,238	Loewe AG (Consumer Durables & Apparel)	263,089

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

24,095	MLP AG (Diversified Financials)(a)	$295,826
9,757	Morphosys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	606,432
11,769	MTU Aero Engines Holding AG (Capital Goods)	227,011
9,908	Praktiker Bau- und Heimwerkermaerkte AG (Retailing)	77,796
6,569	Premiere AG (Media)*	15,428
4,181	SGL Carbon AG (Capital Goods)*	80,701
1,213	Software AG (Software & Services)	59,482
2,073	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	62,611
2,965	Suedzucker AG (Food, Beverage & Tobacco)	33,189
3,231	Versatel AG (Telecommunication Services)*	54,980
4,921	Wirecard AG (Software & Services)*	28,118

		4,175,298

Greece – 1.0%
134,120	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical & Organi (Household & Personal Products)	192,350
10,086	Athens Medical Center SA (Health Care Equipment & Services)	17,523
15,687	Athens Water Supply & Sewage Co. SA (Utilities)	134,098
2,551	Eurobank Properties Real Estate Investment Co. (REIT)	17,376
4,907	Folli - Follie SA (Consumer Durables & Apparel)	45,505
22,341	Iaso SA (Health Care Equipment & Services)	148,814
4,648	Intralot SA-Integrated Lottery Systems & Services (Consumer Services)	23,928
18,145	Lamda Development SA (Real Estate)*	78,867
4,870	Motor Oil Hellas Corinth Refineries SA (Energy)	52,821
17,557	Sarantis SA (Household & Personal Products)	114,277

		825,559

Hong Kong – 1.5%
154,000	AAC Acoustic Technologies Holdings, Inc. (Technology Hardware & Equipment)*	80,287
8,000	Cafe de Coral Holdings Ltd. (Consumer Services)	12,570
38,000	Champion (REIT)	9,124
46,000	China Properties Group Ltd. (Real Estate)	5,912

64,000	Chow Sang Sang Holdings (Retailing)	28,528
28,557	Dah Sing Financial Holdings Ltd. (Banks)	69,277
56,000	Daphne International Holdings Ltd. (Consumer Durables & Apparel)	11,269
188,000	First Pacific Co. (Food, Beverage & Tobacco)	75,952
136,000	First Shanghai Investments Ltd. (Diversified Financials)	10,145
112,000	Fubon Bank Hong Kong Ltd. (Banks)	22,799
122,000	Fushan International Energy Group Ltd. (Materials)*	22,757
110,000	Glorious Sun Enterprises Ltd. (Consumer Durables & Apparel)	24,665
39,000	Great Eagle Holdings Ltd. (Real Estate)	44,772
10,000	Huabao International Holdings Ltd. (Materials)	6,453
199,000	Johnson Electric Holdings Ltd. (Capital Goods)	41,348
98,000	Matsunichi Communication Holdings Ltd. (Retailing)*	45,911
175,000	Meadville Holdings Ltd. (Technology Hardware & Equipment)	20,931
13,000	Melco International Development Ltd. (Capital Goods)	2,329
182,000	Midland Holdings Ltd. (Real Estate)	75,752
1,234,000	Oriental Press Group Ltd. (Media)	109,652
64,000	Pacific Century Premium Developments Ltd. (Real Estate)*	14,345
370,000	Polytec Asset Holdings Ltd. (Diversified Financials)	15,945
86,000	Ports Design Ltd. (Consumer Durables & Apparel)	99,982
70,000	Public Financial Holdings Ltd. (Diversified Financials)	25,421
122,200	Regal Hotels International Holdings Ltd. (Consumer Services)	23,208
492,000	Regal Real Estate Investment Trust (REIT)	46,100
75,000	Rexcapital Financial Holdings Ltd. (Consumer Services)*	1,386
306,000	SA SA International Holdings Ltd. (Retailing)	46,735
68,000	Shell Electric Manufacturing Company Ltd. (Consumer Durables & Apparel)	15,793
45,000	Shenyin Wanguo HK Ltd. (Diversified Financials)	14,271
138,000	Singamas Container Holdings Ltd. (Capital Goods)	14,053

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

3,100,000	Solomon Systech International Ltd. (Semiconductors & Semiconductor Equipment)	$48,473
3,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	1,276
15,000	Sunlight Real Estate Investment Trust (REIT)	2,303
40,000	Tai Fook Securities Group Ltd. (Diversified Financials)	4,952
86,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	40,192
75,572	The Hongkong & Shanghai Hotels Ltd. (Consumer Services)	71,380
100,000	Tian An China Investments Co. Ltd. (Real Estate)	27,564
80,000	Value Partners Group Ltd. (Diversified Financials)	30,474
82,000	Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)	29,806
19,000	Wing On Co. International Ltd. (Retailing)	19,768
14,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	4,023

		1,317,883

Ireland – 0.7%
28,253	C&C Group PLC (Food, Beverage & Tobacco)	41,097
108,242	Fyffes PLC (Food & Staples Retailing)	36,742
16,692	Glanbia PLC (Food, Beverage & Tobacco)	63,921
10,723	Grafton Group PLC (Capital Goods)*	32,066
2,992	Irish Continental Group PLC (Transportation)*	62,765
17,240	Paddy Power PLC (Consumer Services)	293,937
9,845	United Drug PLC (Health Care Equipment & Services)	38,254

		568,782

Italy – 4.1%
7,536	ACEA SpA (Utilities)	98,264
55,425	Aicon SpA (Consumer Durables & Apparel)*	36,723
18,976	Ansaldo STS SpA (Transportation)	243,096
27,893	Benetton Group SpA (Consumer Durables & Apparel)	196,658
93,284	Beni Stabili SpA (Real Estate)	56,710
4,340	Brembo SpA (Automobiles & Components)	32,207
19,912	Buzzi Unicem SpA (Materials)	241,970
8,920	Credito Emiliano SpA (Banks)	57,098
16,042	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	111,973

31,317	De’Longhi SpA (Consumer Durables & Apparel)	75,510
5,525	DiaSorin SpA (Health Care Equipment & Services)	101,524
5,264	Engineering Ingegneria Informatica SpA (Software & Services)	99,110
19,881	ERG SpA (Energy)	265,803
36,079	ERGO Previdenza SpA (Insurance)	201,175
22,591	Eutelia (Software & Services)*	11,848
20,165	Fiera Milano SpA (Commercial & Professional Services)*	126,969
66,214	IMMSI SpA (Automobiles & Components)	58,962
36,159	Indesit Co. SpA (Consumer Durables & Apparel)(a)	294,600
27,822	Landi Renzo SpA (Automobiles & Components)	104,593
44,222	Piaggio & C SpA (Automobiles & Components)	79,086
34,484	Premafin Finanziaria SpA (Insurance)	61,357
110,162	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	520,664
127,376	Saras SpA (Energy)	448,168
28,102	Sogefi SpA (Automobiles & Components)	45,899
1,606	Vittoria Assicurazioni SpA (Insurance)	18,805

		3,588,772

Japan – 34.0%
5,300	ADEKA Corp. (Materials)	33,496
2,300	Aderans Holdings Co. Ltd. (Household & Personal Products)	22,447
38,000	Aida Engineering Ltd. (Capital Goods)	139,103
16,500	Aloka Co. Ltd. (Health Care Equipment & Services)	136,202
1,100	Alpen Co. Ltd. (Retailing)	19,128
9,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)	80,931
22,400	AOKI Holdings, Inc. (Retailing)	227,114
1,607	Apamanshop Holdings Co. Ltd. (Real Estate)(a)	34,893
3,900	Arc Land Sakamoto Co. Ltd. (Retailing)	41,980
5,300	Arcs Co. Ltd. (Food & Staples Retailing)	75,498
2,600	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	8,705
75,500	Arnest One Corp. (Consumer Durables & Apparel)	97,399
3,000	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	14,061

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

1,194	Asset Managers Holdings Co. Ltd. (Diversified Financials)(a)	$80,275
285,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	303,308
11,800	Autobacs Seven Co. Ltd. (Retailing)	250,569
56,000	Bando Chemical Industries Ltd. (Capital Goods)	135,374
4,300	Bank of the Ryukyus Ltd. (Banks)	36,223
11,200	Belluna Co. Ltd. (Retailing)	30,517
4,900	BML, Inc. (Health Care Equipment & Services)	96,249
32,500	Canon Finetech, Inc. (Technology Hardware & Equipment)	318,358
10,700	Cawachi Ltd. (Food & Staples Retailing)	169,818
24,600	Century Leasing System, Inc. (Diversified Financials)	161,272
59	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	386,085
2,200	cocokara fine HOLDINGS, Inc. (Food & Staples Retailing)*	23,873
4,000	COMSYS Holdings Corp. (Capital Goods)	28,595
27,000	Cosmos Initia Co. Ltd. (Real Estate)	21,082
250	Creed Corp. (Real Estate)(a)	40,503
19,000	Daifuku Co. Ltd. (Capital Goods)	102,217
69,000	Daiichi Chuo Kisen Kaisha (Transportation)(a)	222,804
100,300	Daiichikosho Co. Ltd. (Media)	860,771
27,000	Daikyo, Inc. (Consumer Durables & Apparel)	28,362
12,000	Daiwa Industries Ltd. (Capital Goods)	32,064
7,100	DCM Japan Holdings Co. Ltd. (Retailing)	52,037
9,900	Doshisha Co. Ltd. (Retailing)	109,975
8,200	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	127,632
27,100	DTS Corp. (Software & Services)	224,439
69,900	Duskin Co. Ltd. (Retailing)	1,110,768
2,200	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	52,806
23,000	Ebara Corp. (Capital Goods)	45,848
72	Fields Corp. (Consumer Durables & Apparel)	89,148
54,100	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	467,162
4,000	Fujicco Co. Ltd. (Food, Beverage & Tobacco)	46,466
187,000	Fujikura Ltd. (Capital Goods)	535,930
2,800	Fujitsu Business Systems Ltd. (Retailing)	39,665

8,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	51,608
18,000	Fuyo General Lease Co. Ltd. (Diversified Financials)	258,767
71	Global One Real Estate Investment Corp. (REIT)	574,281
11,000	GS Yuasa Corp. (Capital Goods)	27,807
76,000	Hanwa Co. Ltd. (Capital Goods)	200,630
6,600	HIS Co. Ltd. (Consumer Services)	95,536
27,200	Hitachi Information Systems Ltd. (Software & Services)	504,757
19,100	Hitachi Systems & Services Ltd. (Software & Services)	223,247
30,400	Hitachi Transport System Ltd. (Transportation)	406,536
2,000	Hokuto Corp. (Food, Beverage & Tobacco)	52,970
8,220	Honeys Co. Ltd. (Retailing)	48,341
6,700	Ichiyoshi Securities Co. Ltd. (Diversified Financials)	53,651
179	IDU Co. (Real Estate)*	11,470
55,600	Itoki Corp. (Commercial & Professional Services)	176,248
30,400	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	289,792
6	Japan Logistics Fund, Inc. (REIT)	37,930
14,000	J-Oil Mills, Inc. (Food, Beverage & Tobacco)	56,621
11,000	Joint Corp. (Real Estate)	15,111
717	K.K. daVinci Holdings (Real Estate)*	58,137
19,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	157,800
158,000	Kansai Urban Banking Corp. (Banks)	183,456
39,000	Kasumi Co. Ltd. (Food & Staples Retailing)	214,968
7,000	Kato Sangyo Co. Ltd. (Retailing)	88,438
72,000	Kato Works Co. Ltd. (Capital Goods)	175,416
10	Kenedix Realty Investment Corp. (REIT)	14,494
76	Kenedix, Inc. (Real Estate)	11,424
317,000	Kiyo Holdings, Inc. (Banks)	511,903
1,100	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	35,243
15,000	Kojima Co. Ltd. (Retailing)(a)	56,559
35,000	Komori Corp. (Capital Goods)	400,158
81,000	KUREHA Corp. (Materials)	359,369
6,000	Kyorin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	64,047
39,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	140,884

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

52,000	Matsui Securities Co. Ltd. (Diversified Financials)(a)	$337,178
4,100	Micronics Japan Co. Ltd. (Semiconductors & Semiconductor Equipment)	33,287
36	MID REIT, Inc. (REIT)	48,268
2,800	Mikuni Coca-Cola Bottling Co. Ltd. (Food, Beverage & Tobacco)	26,809
8,800	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)(a)	108,345
26,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	73,829
77,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	270,548
58,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	543,727
15	Mori Trust Sogo Reit, Inc. (REIT)	117,362
4,100	Nafco Co. Ltd. (Retailing)	43,140
11,000	Nagase & Co. Ltd. (Capital Goods)	94,260
27,600	Namura Shipbuilding Co. Ltd. (Capital Goods)	63,456
16,500	NEC Fielding Ltd. (Software & Services)	168,764
7,000	Nihon Yamamura Glass Co. Ltd. (Materials)	13,941
14,000	Nippo Corp. (Capital Goods)	82,623
138,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	296,150
26,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)	50,363
153	Nippon Commercial Investment Corp. (REIT)	94,169
31,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	142,134
42,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	411,698
77,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	761,273
136,900	Nippon Signal Co. Ltd. (Capital Goods)	583,673
35,000	Nippon Soda Co. Ltd. (Materials)	99,561
49,200	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	122,767
30,000	Nissin Corp. (Transportation)	85,577
11,100	Nitta Corp. (Capital Goods)	124,028
44,000	NOF Corp. (Materials)	123,741
25,000	Noritake Co. Ltd. (Capital Goods)	72,155
21,400	Obara Corp. (Capital Goods)	122,337
14,000	Okuwa Co. Ltd. (Food & Staples Retailing)	189,102
1,300	Onoken Co. Ltd. (Capital Goods)	13,811

226,500	Orient Corp. (Diversified Financials)*	254,481
14,400	Osaka Steel Co. Ltd. (Materials)	143,779
6,000	Osaki Electric Co. Ltd. (Technology Hardware & Equipment)	25,588
11,100	Otsuka Kagu Ltd. (Retailing)	73,223
4,100	Plenus Co. Ltd. (Consumer Services)	53,476
88	Raysum Co. Ltd. (Real Estate)	29,718
19,100	Right On Co. Ltd. (Retailing)(a)	261,487
213	Risa Partners, Inc. (Diversified Financials)	51,005
6,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	51,147
283	Round One Corp. (Consumer Services)	142,131
400	San-A Co. Ltd. Class A (Food & Staples Retailing)	12,328
83,000	San-Ai Oil Co. Ltd. (Energy)	315,136
207,000	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)	739,904
39,100	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	419,469
162,000	Seika Corp. (Capital Goods)	290,859
8,000	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	71,364
60,000	Sekisui Jushi Corp. (Capital Goods)	380,104
81,000	Senko Co. Ltd. (Transportation)	321,953
10,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	20,131
8,700	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	57,674
7,000	Shinmaywa Industries Ltd. (Capital Goods)	18,367
5,500	Shizuoka Gas Co. Ltd. (Utilities)	26,807
1,575	SKY Perfect JSAT Holdings, Inc. (Media)(a)	594,073
13,800	Sumisho Computer Systems Corp. (Software & Services)	215,478
17,000	The Bank of Nagoya Ltd. (Banks)	102,336
12,500	The Bank of Okinawa Ltd. (Banks)	391,898
20,200	The Chiba Kogyo Bank Ltd. (Banks)*	234,794
13,950	The Daiei, Inc. (Retailing)*	67,861
57,000	The Ehime Bank Ltd. (Banks)	191,375
204,000	The Fuji Fire & Marine Insurance Co. Ltd. (Insurance)	407,511
100,000	The Higashi-Nippon Bank Ltd. (Banks)	313,557
5,000	The Kagoshima Bank Ltd. (Banks)	31,699
161,000	The Keiyo Bank Ltd. (Banks)	721,782
1,500	The Musashino Bank Ltd. (Banks)	45,185

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

18,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	$85,140
44,000	The Tochigi Bank Ltd. (Banks)	271,056
3,700	The Tokyo Tomin Bank Ltd. (Banks)	49,815
10,300	TKC Corp. (Software & Services)	182,412
37,000	Toa Corp. (Capital Goods)*	45,756
74,000	Toagosei Co. Ltd. (Materials)	158,791
32,000	Tokai Tokyo Securities Co. Ltd. (Diversified Financials)	87,659
72,000	Tokyo Tekko Co. Ltd. (Materials)	165,007
30	Tokyu REIT, Inc. (REIT)	172,853
16,100	Toppan Forms Co. Ltd. (Commercial & Professional Services)	149,549
23,300	Topre Corp. (Automobiles & Components)	186,993
78,000	Topy Industries Ltd. (Materials)	134,065
15,400	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	212,156
259	Tosei Corp. (Real Estate)	39,192
16,000	Toshiba Machine Co. Ltd. (Capital Goods)	45,899
121,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	373,611
26,000	Toyo Engineering Corp. (Capital Goods)	74,732
29,000	Toyo Kanetsu K.K. (Energy)	34,820
82,000	Toyo Kohan Co. Ltd. (Materials)	241,213
41,000	Toyo Securities Co. Ltd. (Diversified Financials)	74,748
10,700	Trusco Nakayama Corp. (Capital Goods)	140,452
9,100	TS Tech Co. Ltd. (Automobiles & Components)	68,165
3,000	Uchida Yoko Co. Ltd. (Commercial & Professional Services)	12,649
24,030	Usen Corp. (Media)*	32,840
123,000	Yodogawa Steel Works Ltd. (Materials)	512,775
7,000	Yokohama Reito Co. Ltd. (Retailing)	46,516
58,500	Yonekyu Corp. (Food, Beverage & Tobacco)	664,895
5,000	Yurtec Corp. (Capital Goods)	22,382

		29,400,648

Liechtenstein – 0.1%
389	Verwalt & Privat-Bank AG (Diversified Financials)	53,963

Luxembourg – 0.9%
1,084,600	Regus PLC (Commercial & Professional Services)	816,022

Netherlands – 2.7%
15,315	ASM International NV (Semiconductors & Semiconductor Equipment)*(a)	147,218
5,645	Brunel International NV (Commercial & Professional Services)(a)	73,004
19,298	Crucell NV (Pharmaceuticals, Biotechnology & Life Sciences)*	224,598
11,369	CSM (Food, Beverage & Tobacco)	210,524
55,542	Koninklijke BAM Groep NV (Capital Goods)	493,653
9,814	OCE NV (Technology Hardware & Equipment)	45,417
984	Telegraaf Media Groep NV CVA (Media)	18,779
7,525	Ten Cate NV (Consumer Durables & Apparel)	159,547
6,765	USG People NV (Commercial & Professional Services)	70,708
6,559	VastNed Retail NV (REIT)	335,557
6,800	Wereldhave NV (REIT)	565,185

		2,344,190

New Zealand – 0.5%
22,831	Mainfreight Ltd. (Transportation)	69,560
34,621	Nuplex Industries Ltd. (Materials)	106,381
86,926	PGG Wrightson Ltd. (Food, Beverage & Tobacco)	86,260
8,821	Tower Ltd. (Insurance)	7,861
121,999	Vector Ltd. (Utilities)	146,957

		417,019

Norway – 0.5%
26,000	Blom AS (Software & Services)*	84,812
52,000	Norske Skogindustrier ASA (Materials)*	179,241
13,949	Sparebanken 1 SMN (Banks)	54,947
3,369	Sparebanken Nord-Norge (Banks)	24,142
12,000	TGS Nopec Geophysical Co. ASA (Energy)*	66,725
8,600	Veidekke ASA (Capital Goods)	26,623

		436,490

Portugal – 0.4%
86,496	Redes Energeticas Nacionais SA (Utilities)	281,287
3,409	Semapa-Sociedade de Investimento e Gestao SGPS, SA (Materials)	29,723

		311,010

Singapore – 1.4%
10,000	ARA Asset Management Ltd. (Diversified Financials)(b)	2,325
5,000	Biosensors International Group Ltd. (Health Care Equipment & Services)*	798

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

109,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	$42,691
18,950	Creative Technology Ltd. (Technology Hardware & Equipment)	38,893
14,000	Datacraft Asia Ltd. (Technology Hardware & Equipment)	18,647
176,000	Fortune Real Estate Investment Trust (REIT)	44,492
12,000	Haw Par Corp. Ltd. (Capital Goods)	27,963
73,000	Hong Leong Asia Ltd. (Capital Goods)	29,579
2,000	Hong Leong Finance Ltd. (Diversified Financials)	2,793
158,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)*	56,081
149,000	Kim Eng Holdings Ltd. (Diversified Financials)	96,946
152,000	Lippo-Mapletree Indonesia Retail Trust (REIT)	26,774
513,000	Macquarie Prime (REIT)	181,374
427,000	Metro Holdings Ltd. (Retailing)	114,784
14,000	MobileOne Ltd. (Telecommunication Services)	12,464
97,000	Orchard Parade Holdings Ltd. (Real Estate)	38,131
105,000	OSIM International Ltd. (Retailing)*	5,731
15,000	Singapore Airport Terminal Services Ltd. (Transportation)	15,236
40,000	Singapore Petroleum Co. Ltd. (Energy)	57,046
51,000	Sino-Environment Technology Group Ltd. (Utilities)*	21,622
142,000	SMRT Corp. Ltd. (Transportation)	149,572
72,000	Stamford Land Corp. Ltd. (Consumer Services)	12,647
63,000	Straits Asia Resources Ltd. (Energy)	41,972
46,000	Tat Hong Holdings Ltd. (Capital Goods)	13,577
78,000	United Engineers Ltd. (Capital Goods)	64,711
23,000	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	14,281
221,000	Wing Tai Holdings Ltd. (Real Estate)	103,110

		1,234,240

Spain – 2.3%
7,680	Baron de Ley SA (Food, Beverage & Tobacco)*	430,203
7,666	Campofrio Alimentacion SA (Food, Beverage & Tobacco)	85,742
1,355	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	378,790

3,598	Corp. Financiera Alba (Diversified Financials)	105,994
9,608	Dinamia (Diversified Financials)	126,196
1,394	Grupo Catalana Occidente SA (Insurance)	21,924
7,614	Laboratorios Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	67,452
5,777	Pescanova SA (Food, Beverage & Tobacco)	209,256
7,116	Sol Melia SA (Consumer Services)	33,436
68,950	Tubos Reunidos SA (Materials)	182,733
20,587	Viscofan SA (Food, Beverage & Tobacco)	354,097

		1,995,823

Sweden – 3.3%
11,500	AF AB Class B (Commercial & Professional Services)	190,364
1,600	Betsson AB (Consumer Services)*	13,609
37,187	Castellum AB (Real Estate)	252,438
8,200	D. Carnegie & Co. AB (Diversified Financials)	22,295
20,811	Elekta AB Class B (Health Care Equipment & Services)	263,179
165,400	Eniro AB (Media)(a)	383,231
65,246	Fabege AB (Real Estate)	258,674
41,930	Hufvudstaden AB Class A (Real Estate)	265,058
43,347	JM AB (Consumer Durables & Apparel)	232,391
18,600	KappAhl Holding AB (Retailing)*	68,938
6,400	Kungsleden AB (Real Estate)	30,962
6,200	Mekonomen AB (Retailing)	68,003
19,500	NCC AB Class B (Capital Goods)	159,340
5,400	Nolato AB Class B (Technology Hardware & Equipment)	29,291
3,757	Vostok Gas Ltd. (Energy)*	46,918
19,900	Wallenstam Byggnads AB Class B (Real Estate)	158,168
35,100	Wihlborgs Fastigheter AB (Real Estate)	371,673

		2,814,532

Switzerland – 4.7%
360	Acino Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	74,552
9,718	Baloise Holding AG (Registered) (Insurance)	519,568
1,603	Bank Sarasin & Cie AG Class B (Diversified Financials)	47,174
464	Banque Cantonale Vaudoise (Banks)	103,423
8,921	Bobst Group AG (Registered) (Capital Goods)	322,862

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

24,306	Clariant AG (Registered) (Materials)*	$150,791
5,287	Coltene Holding AG (Health Care Equipment & Services)	246,995
203	Galenica AG (Health Care Equipment & Services)	61,381
456	Helvetia Holding AG (Insurance)	78,170
764	Huber & Suhner AG (Registered) (Capital Goods)	25,117
3,082	Inficon Holding AG (Registered) (Technology Hardware & Equipment)	279,518
207	Kuoni Reisen Holding AG (Consumer Services)	60,649
14,619	Petroplus Holdings AG (Energy)*	389,231
335	Phoenix Mecano AG (Technology Hardware & Equipment)	100,904
11,833	PSP Swiss Property AG (Registered) (Real Estate)*	511,957
158	Quadrant AG (Materials)*	10,912
1,139	Rieter Holding AG (Registered) (Automobiles & Components)	197,363
663	Siegfried Holding AG (Registered) (Materials)	51,550
13,417	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	602,366
1,357	Valora Holding AG (Registered) (Retailing)	196,747
36	Vetropack Holding AG (Materials)	48,269

		4,079,499

United Kingdom – 16.6%
173,546	Amlin PLC (Insurance)	888,657
85,936	Anite PLC (Software & Services)	40,115
7,589	Arriva PLC (Transportation)	73,419
126,937	Ashmore Group PLC (Diversified Financials)	333,170
97,377	Ashtead Group PLC (Capital Goods)	66,987
4,800	Autonomy Corp. PLC (Software & Services)*	76,107
28,696	Aveva Group PLC (Software & Services)	365,817
39,940	Babcock International Group (Commercial & Professional Services)	249,909
91,066	BBA Aviation PLC (Transportation)	116,853
59,524	Beazley Group PLC (Insurance)	101,481
129,621	BowLeven PLC (Energy)*	223,042
92,542	Brixton PLC (REIT)	248,920
80,329	Cape PLC (Commercial & Professional Services)*	95,144
62,851	Cattles PLC (Diversified Financials)	33,521

37,974	Charlemagne Capital Ltd. (Diversified Financials)	9,215
59,206	Charter International PLC (Capital Goods)	385,897
18,603	Clarkson PLC (Transportation)	132,807
24,760	Collins Stewart PLC (Diversified Financials)	17,463
81,397	Computacenter PLC (Software & Services)	124,509
50,364	Dairy Crest Group PLC (Food, Beverage & Tobacco)	251,630
52,169	Dana Petroleum PLC (Energy)*	839,272
14,999	Dechra Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	95,331
3,272	Derwent London PLC (REIT)	38,323
34,780	Devro PLC (Food, Beverage & Tobacco)	40,432
479,918	Dimension Data Holdings PLC (Software & Services)	230,557
98,457	Drax Group PLC (Utilities)	914,891
86,658	DS Smith PLC (Materials)	92,966
53,949	Elementis PLC (Materials)	50,884
141,897	Game Group PLC (Retailing)	297,652
31,963	Genus PLC (Pharmaceuticals, Biotechnology & Life Sciences)	312,197
28,843	Greene King PLC (Consumer Services)	148,950
260,331	Henderson Group PLC (Diversified Financials)	222,663
85,271	Informa PLC (Media)	288,896
33,957	Intermediate Capital Group PLC (Diversified Financials)	529,371
73,875	International Personal Finance PLC (Diversified Financials)	167,137
27,251	ITE Group PLC (Commercial & Professional Services)	37,155
59,267	JKX Oil & Gas PLC (Energy)	145,345
40,135	Keller Group PLC (Capital Goods)	337,584
74,916	Kofax PLC (Software & Services)	173,198
34,390	Majestic Wine PLC (Food & Staples Retailing)	86,771
49,535	Mears Group PLC (Commercial & Professional Services)	181,294
84,801	Micro Focus International PLC (Software & Services)	358,542
36,733	Morgan Sindall PLC (Capital Goods)	297,542
43,057	Northern Foods PLC (Food, Beverage & Tobacco)	33,684
6,714	PayPoint PLC (Commercial & Professional Services)	57,141
85,391	Petrofac Ltd. (Energy)	591,143

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

422,371	QinetiQ PLC (Capital Goods)	$1,160,857
14,541	Robert Wiseman Dairies PLC (Food, Beverage & Tobacco)	90,510
7,032	SDL PLC (Software & Services)*	27,570
193,382	Senior PLC (Capital Goods)	177,463
14,104	Shaftesbury PLC (REIT)	75,864
34,109	Sibir Energy PLC (Energy)*	135,727
7,305	SIG PLC (Capital Goods)	28,653
11,073	Spectris PLC (Technology Hardware & Equipment)	88,880
567,434	Spirent Communications PLC (Technology Hardware & Equipment)	496,394
5,224	ST Modwen Properties PLC (Real Estate)	15,997
25,057	St. Ives Group PLC (Media)	35,285
201,057	Sterling Energy PLC (Energy)*	8,114
4,600	Subsea 7, Inc. (Energy)*	36,565
41,319	The Weir Group PLC (Capital Goods)	232,122
17,990	Travis Perkins PLC (Capital Goods)	85,146
74,293	Trinity Mirror PLC (Media)	41,735
89,023	TT electronics PLC (Technology Hardware & Equipment)	67,794
4,427	Wellstream Holdings PLC (Energy)	30,908
175,260	WH Smith PLC (Retailing)	1,053,723
97,656	Yell Group PLC (Media)	96,920

		14,389,811

TOTAL COMMON STOCKS
(Cost $133,439,766)		$83,911,145

Closed-End Funds – 0.1%

Guernsey – 0.0%
25,497	HSBC Infrastructure Co. Ltd. (Diversified Financials)	$44,140

Jersey – 0.1%
46,171	3i Infrastructure PLC (Diversified Financials)	65,649

TOTAL CLOSED-END FUNDS
(Cost $146,666)		$109,789

Expiration
Units	Description	Month	Value

Warrants* – 0.0%

Australia – 0.0%
1,994	FKP Property Group NPV (Real Estate)	11/08	$—

France – 0.0%
13,992	Carbone Lorraine SA (Capital Goods)	11/12	$—

TOTAL WARRANTS
(Cost $0)			$—

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Short-Term Obligation – 0.8%

	JPMorgan Chase Euro – Time Deposit
$	$682,563	0.120%	11/03/08	$682,563
	(Cost $682,563)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $134,268,995)			$84,703,497

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2008

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 2.8%

Boston Global Investment Trust – Enhanced Portfolio II
2,420,720	1.756%	$2,379,568
(Cost $2,375,985)

TOTAL INVESTMENTS – 100.8%
(Cost $136,644,980)		$87,083,065

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(673,944)

NET ASSETS – 100.0%		$86,409,121

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,325, which represents approximately 0.0% of net assets as of October 31, 2008.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
CVA	—	Dutch Certification
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2008, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	21	December 2008	$693,763	$(40,919)
FTSE 100 Index	7	December 2008	493,258	(9,341)
HKFE Hang Seng Index	1	November 2008	89,870	17,794
SPI 200 Index	2	December 2008	134,106	(10,557)
TOPIX Index	5	December 2008	433,459	(55,630)

TOTAL				$(98,653)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

Statements of Assets and Liabilities
October 31, 2008

Structured
International Equity
Flex Fund

Assets:

Investment in securities, at value (identified cost $140,256,685, $243,312,682, $3,300,076,184, and $134,268,995, respectively)(a)	$90,957,570
Securities lending collateral, at value (identified cost $12,844, $10,864,581, $140,530,690 and $2,375,985, respectively)	12,831
Cash	1,496,590
Foreign currency, at value (identified cost $21,214,398, $38,690, $16,290,844, and $404,870, respectively)	18,630,671
Receivables:
Due from broker — variation margin, at value(b)	599,009
Dividends and interest, at value	541,707
Reimbursement from investment adviser	143,999
Foreign tax reclaims, at value	119,354
Investment securities sold, at value	99,995
Fund shares sold	12,421
Securities lending income	728
Due from custodian	—
Forward foreign currency exchange contracts, at value	—
Swap contract, at value	71,614
Other assets	3,154

Total assets	112,689,643

Liabilities:

Due to custodian	—
Payables:
Fund shares redeemed	7,765,940
Payable upon return of securities loaned	225,688
Amounts owed to affiliates	153,831
Due to broker — variation margin	129,771
Investment securities purchased, at value	44,271
Due to broker	1,072
Forward foreign currency exchange contracts, at value	—
Accrued expenses	202,026

Total liabilities	8,522,599

Net Assets:

Paid-in capital	229,279,614
Accumulated undistributed net investment income	14,552
Accumulated net realized loss from investment, futures, swaps and foreign currency related transactions	(69,075,048)
Net unrealized loss on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(56,052,074)

NET ASSETS	$104,167,044

Net Assets:
Class A	$72,696,649
Class B	—
Class C	2,265,923
Institutional	29,193,514
Service	—
Class IR	5,491
Class R	5,467

Total Net Assets	104,167,044

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	10,975,759
Class B	—
Class C	346,669
Institutional	4,377,321
Service	—
Class IR	829
Class R	829

Net asset value, offering and redemption price per share:(c)
Class A	$6.62
Class B	—
Class C	6.54
Institutional	6.67
Service	—
Class IR	6.62
Class R	6.59

(a)	Includes loaned securities having a market value of $196,221, $10,759,026, $139,792,773 and $2,370,050 for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

(b)	Includes restricted cash of $588,355 for the Structured International Small Cap Fund, relating to initial margin requirements and collateral on futures transactions.

(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds is $7.01, $4.71, $8.53 and $5.23, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 58.1

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

Structured	Structured	Structured
Emerging Markets	International	International
Equity Fund	Equity Fund	Small Cap Fund

$155,923,762	$2,159,243,350	$84,703,497
10,868,072	140,639,766	2,379,568
42,747	21,008,489	498,758
38,358	16,326,708	456,783

—	1,332,904	620,547
131,417	9,037,224	343,213
236,601	184,654	177,390
1,005	397,968	79,545
12,445,718	98,792,173	2,972,592
22,792	2,471,517	78,128
6,502	69,069	5,814
3,933,749	—	—
—	31,075	—
—	—	—
171	326,418	291

183,650,894	2,449,861,315	92,316,126

690,514	—	109,153

122,190	3,930,192	77,760
10,937,800	145,270,013	2,517,950
147,974	1,945,722	76,556
—	766,085	126,867
14,920,097	75,956,543	2,854,464
36,874	1,206	—
—	19,160	—
159,149	571,905	144,255

27,014,598	228,460,826	5,907,005

312,090,073	3,896,103,352	179,252,716
1,167,183	103,750,452	3,227,105
(69,233,972)	(637,379,992)	(46,471,908)
(87,386,988)	(1,141,073,323)	(49,598,792)

$156,636,296	$2,221,400,489	$86,409,121

$345,244	$623,459,187	$18,762,809
—	8,149,004	—
43,394	6,115,463	21,603
156,247,658	1,560,672,166	67,624,709
—	22,993,697	—
—	5,497	—
—	5,475	—

156,636,296	2,221,400,489	86,409,121

77,599	77,343,040	3,800,911
—	1,030,207	—
9,832	773,939	4,399
34,980,350	188,274,045	13,640,942
—	2,845,875	—
—	684	—
—	683	—

$4.45	$8.06	$4.94
—	7.91	—
4.41	7.90	4.91
4.47	8.29	4.96
—	8.08	—
—	8.04	—
—	8.01	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

Statements of Operations
For the Period Ended October 31, 2008

	Structured
	International Equity
	Flex Fund

Investment income:

Dividends(a)	$8,557,494
Interest	301,858	(b)

Total investment income	8,859,352

Expenses:

Management fees	3,025,677
Distribution and Service fees(d)	524,782
Transfer Agent fees(d)	405,806
Custody and accounting fees	352,389
Professional fees	143,946
Printing fees	110,351
Registration fees	104,001
Trustee fees	14,180
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Amortization of offering costs	—
Other	48,018

Total expenses	4,729,150

Less — expense reductions	(608,807)

Net expenses	4,120,343

NET INVESTMENT INCOME	4,739,009

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(63,396,270	)(f)
Futures transactions	(2,963,938)
Swap contracts	(9,348,857)
Foreign currency related transactions	(1,581,761)
Net change in unrealized gain (loss) on:
Investments (including the effects of a decrease on the foreign capital gains tax liability of $69,018 for the Structured Emerging Markets Equity Fund)	(75,877,367	)(g)
Futures	(4,377,326)
Swap contracts	248,452
Translation of assets and liabilities denominated in foreign currencies	(2,650,894)

Net realized and unrealized loss from investment, futures, swap and foreign currency related transactions:	(159,947,961)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(155,208,952)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Foreign taxes withheld on dividends were $1,010,139, $459,781, $993,305, $15,388,695 and $423,805, respectively.
(b)	Includes securities lending income of $289,501, $27,581, $461,696 and $262,421, for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(c)	Includes securities lending income of $9,314,728 for the Structured International Equity Fund.
(d)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(e)	Class A	Class B	Class C	Institutional	Service	Class IR(e)	Class R(e)
Structured International Equity Flex	$482,325	N/A	42,418	$39	$366,567	N/A	$8,059	$31,150	N/A	$15	$15
Structured Emerging Markets Equity	999	N/A	698	N/A	756	N/A	133	59,702	N/A	N/A	N/A
Structured International Equity
For the Period Ended October 31, 2008*	339,618	$17,438	$13,124	5	258,109	$3,313	2,494	136,565	$2,084	2	2
For the Year Ended August 31, 2008	3,382,146	171,371	128,523	33	2,570,430	32,561	24,419	1,288,553	24,025	13	13
Structured International Small Cap	85,160	N/A	122	N/A	64,722	N/A	23	47,955	N/A	N/A	N/A

(e)	Commenced operations on November 30, 2007.

(f)	Includes realized loss from securities lending collateral of $(212,278), $(73,219), $(4,739,234) and $(141,965), respectively.

(g)	Includes change in unrealized gain/loss on securities lending collateral of $(13), $3,491, $109,076 and $3,583 for the Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

		Structured International Equity Fund
		For the Period
Structured		September 1, 2008		For the Year	Structured
Emerging Markets		to October 31,		Ended August 31,	International
Equity Fund		2008*		2008	Small Cap Fund

$4,743,809		$14,132,948		$219,168,681	$5,391,177
252,238	(b)	469,742	(b)	10,699,618 (c)	328,955	(b)

4,996,047		14,602,690		229,868,299	5,720,132

1,497,219		3,811,632		35,649,445	1,308,692
1,697		370,185		3,682,073	85,282
60,591		402,569		3,940,014	112,700
288,046		206,701		1,325,082	219,464
96,127		40,495		107,400	73,034
85,567		89,687		195,870	104,365
33,562		9,811		232,316	36,408
14,180		2,535		14,180	14,180
—		13,025		151,231	—
—		13,025		151,231	—
143,609		—		—	154,785
19,340		54,801		191,223	23,262

2,239,938		5,014,466		45,640,065	2,132,172

(659,450)		(389,407)		(2,029,132)	(601,708)

1,580,488		4,625,059		43,610,933	1,530,464

3,415,559		9,977,631		186,257,366	4,189,668

(66,602,395	)(f)	(412,691,675	)(f)	(9,894,604)	(44,753,873	)(f)
—		(16,100,129)		(15,684,984)	(1,631,356)
(4,188,229)		—		—	—
(143,246)		(3,145,892)		5,902,078	(223,935)

(95,396,722	)(g)	(686,892,273	)(g)	(932,991,021)	(57,372,194	)(g)
—		378,005		(4,319,174)	(154,796)
(327,414)		—		—	—
15,233		1,494,394		(1,016,388)	54,934

(166,642,773)		(1,116,957,570)		(958,004,093)	(104,081,220)

$(163,227,214)		$(1,106,979,939)		$(771,746,727)	$(99,891,552)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured				Structured
	International				Emerging Markets
	Equity Flex Fund				Equity Fund
	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Period Ended
	October 31, 2008		October 31, 2007		October 31, 2008	October 31, 2007(a)

From operations:

Net investment income (loss)	$4,739,009		$6,480,868		$3,415,559	$32,772
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(77,290,826)		792,575		(70,933,870)	419,131
Unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(82,657,135)		24,874,351		(95,708,903)	8,321,915

Net increase (decrease) in net assets resulting from operations	(155,208,952)		32,147,794		(163,227,214)	8,773,818

Distributions to shareholders:

From net investment income
Class A Shares	(4,887,530)		—		(757)	—
Class B Shares	—		—		—	—
Class C Shares	(76,478)		—		(254)	—
Institutional Shares	(2,583,241)		—		(524,634)	—
Service Shares	—		—		—	—
Class IR Shares(c)	(196)		—		—	—
Class R Shares(c)	(196)		—		—	—
From net realized gains
Class A Shares	(610,355)		(126,934)		(803)	—
Class B Shares	—		—		—	—
Class C Shares	(11,053)		(337)		(307)	—
Institutional Shares	(281,022)		(71,279)		(478,372)	—
Service Shares	—		—		—	—
Class IR Shares(c)	(21)		—		—	—
Class R Shares(c)	(21)		—		—	—

Total distributions to shareholders	(8,450,113)		(198,550)		(1,005,127)	—

From share transactions:

Net proceeds from sales of shares	68,108,900		521,038,534		236,410,344	88,696,332
Proceeds received in connection with merger	—		—		—	—
Reinvestment of distributions	7,690,976		179,113		1,004,794	—
Cost of shares redeemed	(270,978,622	)(d)	(144,495,795	)(e)	(14,016,651)	—

Net increase (decrease) in net assets resulting from share transactions	(195,178,746)		376,721,852		223,398,487	88,696,332

TOTAL INCREASE (DECREASE)	(358,837,811)		408,671,096		59,166,146	97,470,150

Net assets:

Beginning of period	463,004,855		54,333,759		97,470,150	—

End of period	$104,167,044		$463,004,855		$156,636,296	$97,470,150

Accumulated undistributed net investment income (loss)	$14,552		$6,969,448		$1,167,183	$42,446

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Commenced operations on October 5, 2007.
(b)	Commenced operations on September 28, 2007.
(c)	Commenced operations on November 30, 2007.
(d)	Net of $8,338 and $566 redemption fees remitted to the Structured International Equity Flex and Structured International Small Cap Funds, respectively.

(e)	Net of $83,958 and $481 redemption fees remitted to the Structured International Equity Flex and Structured International Small Cap Funds, respectively.
(f)	Net of $71,116 redemption fees remitted to the Structured International Equity Fund.

(g)	Net of $65,046 redemption fees remitted to the Structured International Equity Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured					Structured
International					International
Equity Fund					Small Cap Fund
For the Period	For the		For the		For the		For the
September 1, 2008	Year Ended		Year Ended		Year Ended		Period Ended
to October 31, 2008*	August 31, 2008		August 31, 2007		October 31, 2008		October 31, 2007(b)

$9,977,631	$186,257,366		$82,253,130		$4,189,668		$(753)

(431,937,696)	(19,677,510)		293,924,796		(46,609,164)		(280,435)

(685,019,874)	(938,326,583)		174,589,294		(57,472,056)		7,873,264

(1,106,979,939)	(771,746,727)		550,767,220		(99,891,552)		7,592,076

—	(44,992,964)		(9,741,353)		(106,200)		—
—	(466,559)		(44,917)		—		—
—	(334,209)		(47,721)		(5)		—
—	(110,244,232)		(25,733,287)		(458,965)		—
—	(1,784,615)		(488,805)		—		—
—	(330)		—		—		—
—	(326)		—		—		—

—	(128,178,330)		(47,158,552)		—		—
—	(1,662,907)		(625,828)		—		—
—	(1,208,317)		(488,575)		—		—
—	(279,705,713)		(99,173,301)		—		—
—	(5,249,964)		(2,611,177)		—		—
—	(833)		—		—		—
—	(833)		—		—		—

—	(573,830,132)		(186,113,516)		(565,170)		—

82,690,646	1,287,684,660		2,901,016,452		47,922,925		180,185,590
—	—		53,478,730		—		—
—	548,615,707		174,112,108		565,124		—
(534,646,065)	(1,549,529,573	)(f)	(1,113,674,422	)(g)	(49,022,223	)(d)	(377,649	)(e)

(451,955,419)	286,770,794		2,014,932,868		(534,174)		179,807,941

(1,558,935,358)	(1,058,806,065)		2,379,586,572		(100,990,896)		187,400,017

3,780,335,847	4,839,141,912		2,459,555,340		187,400,017		—

$2,221,400,489	$3,780,335,847		$4,839,141,912		$86,409,121		$187,400,017

$103,750,452	$97,105,865		$71,256,698		$3,227,105		$(205,169)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
October 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are the Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and each Fund’s diversification status under the Act:

	Share Classes	Diversified/
Fund	Offered	Non-diversified

Structured International Equity Flex	A, C, Institutional, IR and R	Diversified

Structured Emerging Markets Equity and Structured International Small Cap	A, C and Institutional	Diversified

Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. Class IR and Class R Shares of the Funds commenced operations on November 30, 2007.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
The Structured International Equity Fund changed its fiscal year end from August 31 to October 31. GSAM has agreed to reimburse the Fund for any costs associated with changing the Fund’s fiscal year end.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. It is also the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended October 31, 2007-2008, except for Structured International Equity Flex Fund with open tax years of October 31, 2006-2008 and Structured International Equity Fund with open tax years of August 31, 2005-2008 and October 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but included with the net realized and unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For forward foreign currency exchange contracts, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under the contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under the contracts.

H. Offering Costs — Offering costs paid in connection with the offering of shares of the Structured Emerging Market and Structured International Small Cap Funds are amortized on a straight-line basis over 12 months from the date of the commencement of operations.

I. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.

J. Total Return Swap Transactions — The use of total return swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Structured International Equity Flex Fund’s transactions in total return swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities.
Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default, by, or bankruptcy of a swap counterparty. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a total return swap and a security’s position may be impossible to achieve. As a result, the investment adviser’s use of total return swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Total return swaps are valued based on the market value of the underlying long and short positions in the swap, valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. Total return swaps are reset monthly with change in market value reflected as realized gain or loss. The Fund must also set aside liquid assets, or engage in other appropriate measures to cover their obligations for short positions held within the total return swap.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the periods ended October 31, 2008 and the year ended August 31, 2008 (for Structured International Equity), GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Structured International Equity Flex	1.10%	0.99%	0.94%	0.92%	0.90%	1.10%

Structured Emerging Markets Equity	1.00	1.00	0.90	0.86	0.84	1.00

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.79	*

Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.

*	Effective management rate for the year ended August 31, 2008 was 0.76% for Structured International Equity Fund.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the periods ended October 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Structured International Equity Flex	$2,400	N/A	$—

Structured Emerging Markets Equity	1,400	N/A	—

Structured International Equity	10,200	$100	—

Structured International Small Cap	500	N/A	—

During the year ended August 31, 2008, Goldman Sachs retained Class A sales load of approximately $194,600 and Class B contingent deferred sales charges of approximately $300 for the Structured International Equity Fund.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of the Structured International Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Structured International Equity Flex, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds as an annual percentage rate of average daily net assets were 0.064%, 0.014%, 0.004%, and 0.014%, respectively.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

3. AGREEMENTS (continued)

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the periods ended October 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

		Expense Credits
	Other			Total
	Expense	Custody	Transfer	Expense
Fund	Reimbursement	Fee	Agent Fee	Reductions

Structured International Equity Flex	$597	$8	$4	$609

Structured Emerging Markets Equity	659	—	—	659

Structured International Equity	385	4	—	389

Structured International Small Cap	601	—	1	602

For the year ended August 31, 2008, Custody fee credits, Transfer Agent fee credits and Other Expense Reimbursement were approximately (in thousands) $65, $40 and $1,924, respectively for the Structured International Equity Fund.
As of October 31, 2008 the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured International Equity Flex	$117	$21	$16	$154

Structured Emerging Markets Equity	142	—	6	148

Structured International Equity	1,618	158	170	1,946

Structured International Small Cap	67	4	6	77

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the periods ended October 31, 2008 and the year ended August 31, 2008 (for Structured International Equity) the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount of the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the period ended October 31, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

					Structured Emerging
	Structured International Equity Flex				Markets Equity
	Investments in				Investments in
	Securities		Derivatives —	Derivatives —	Securities
Level	Long-Assets		Assets	Liabilities	Long-Assets

Level 1	$844,748		$17,336	$(4,269,255)	$41,024,014

Level 2	90,125,653	(a)	71,614	—	125,767,820	(a)

Level 3	—		—	—	—

Total	$90,970,401		$88,950	$(4,269,255)	$166,791,834

	Structured International Equity				Structured International Small Cap
	Investments in				Investments in
	Securities		Derivatives —	Derivatives —	Securities		Derivatives —	Derivatives —
Level	Long-Assets		Assets	Liabilities	Long-Assets		Assets	Liabilities

Level 1	$121,615,135		$440,007	$(1,270,185)	$—		$17,794	$(116,447)

Level 2	2,178,267,981	(a)	31,075	(19,160)	87,083,065	(a)	—	—

Level 3	—		—	—	—		—	—

Total	$2,299,883,116		$471,082	$(1,289,345)	$87,083,065		$17,794	$(116,447)

(a)	To adjust for local market closing timing, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the periods ended October 31, 2008, were as follows:

		Sales and
Fund	Purchases	Maturities

Structured International Equity Flex	$329,439,838	$548,852,431

Structured Emerging Markets Equity	492,059,259	269,752,677

Structured International Equity	771,344,242	1,209,260,857

Structured International Small Cap	180,707,500	177,357,865

For the periods ended October 31, 2008, Goldman Sachs earned approximately $23,500, $42,500 and $400 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Structured International Equity Flex, Structured International Equity and Structured International Small Cap Funds, respectively.
For the year ended August 31, 2008, Goldman Sachs earned approximately $140,300 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Structured International Equity Fund.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
Effective October 7, 2008, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10%, on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Prior to October 7, 2008, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the periods ended October 31, 2008 and the year ended August 31, 2008 (for Structured International Equity), are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

6. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the periods ended October 31, 2008:

	Earnings of GSAL	Amounts Received	Amounts Payable to
	Relating to	by the Funds from	Goldman Sachs Upon
	Securities Loaned	Lending to Goldman Sachs	Return of
	for the period ended	for the period ended	Securities Loaned
Fund	October 31, 2008	October 31, 2008	as of October 31, 2008

Structured International Equity Flex	$32,201	$44,915	$41,125

Structured Emerging Markets Equity	3,103	2,083	3,489,800

Structured International Equity	51,294	55,985	38,869,000

Structured International Small Cap	29,177	69,263	811,500

Earnings of GSAL relating to securities loaned from Structured International Equity Fund were $1,034,954 for the year ended August 31, 2008. Additionally, the Structured International Equity Fund earned $1,236,102 from lending its securities to Goldman Sachs for the year ended August 31, 2008.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal period ended October 31, 2008 was as follows:

	Structured	Structured	Structured
	International	Emerging	International
	Equity Flex	Markets Equity	Small Cap

Distributions paid from:
Ordinary income	$7,981,522	$1,005,127	$565,170
Net long-term capital gains	468,591	—	—

Total taxable distributions	$8,450,113	$1,005,127	$565,170

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

Structured
International
Equity

Distributions paid from:
Ordinary income	$268,842,833
Net long-term capital gains	304,987,299

Total taxable distributions	$573,830,132

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2007 for Structured International Equity Flex Fund and August 31, 2007 for Structured International Equity Fund was as follows:

	Structured	Structured
	International	International
	Equity Flex	Equity

Distributions paid from:
Ordinary income	$198,550	$90,074,632
Net long-term capital gains	—	96,038,884

Total taxable distributions	$198,550	$186,113,516

As of October 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Structured	Structured	Structured	Structured
	International	Emerging	International	International
	Equity Flex	Markets Equity	Equity	Small Cap

Undistributed ordinary income-net	$—	$1,172,556	$103,838,362	$3,276,666

Capital loss carryforward expiring 2016[1]	(67,252,387)	(59,568,423)	(542,562,114)	(44,061,383)
Timing differences (swap payments)	20,142	—	—	—
Unrealized losses-net	(57,880,325)	(97,057,910)	(1,235,979,111)	(52,058,878)

Total accumulated losses-net	$(125,112,570)	$(155,453,777)	$(1,674,702,863)	$(92,843,595)

[1]	Expiration occurs on October 31 of the year indicated.

At October 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Structured	Structured	Structured	Structured
	International	Emerging	International	International
	Equity Flex	Markets Equity	Equity	Small Cap

Tax Cost	$142,097,780	$263,848,185	$3,535,500,617	$139,106,031

Gross unrealized gain	412,804	1,108,733	4,871,055	511,124
Gross unrealized loss	(51,540,183)	(98,165,084)	(1,240,488,556)	(52,534,090)

Net unrealized security loss	$(51,127,379)	$(97,056,351)	$(1,235,617,501)	$(52,022,966)

Net unrealized loss on other investments	(6,752,946)	(1,559)	(361,610)	(35,912)

Net unrealized loss	$(57,880,325)	$(97,057,910)	$(1,235,979,111)	$(52,058,878)

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of Passive Foreign Investment Company investments, partnership investments, securities out on loan and net mark to market gains (losses) on foreign currency contracts recognized for tax purposes.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment relating to foreign currency and swaps transactions, Passive Foreign Investment Company investments, and net operating losses.

		Accumulated
		net realized	Accumulated
		gain (loss)	undistributed
	Paid-in-	on investment	net investment
Fund	Capital	transactions	Income

Structured International Equity Flex	$(4,715,173)	$8,861,437	$(4,146,264)

Structured Emerging Markets Equity	(4,654)	1,769,831	(1,765,177)

Structured International Equity	200,789	3,132,255	(3,333,044)

Structured International Small Cap	(16,518)	208,742	(192,224)

8. OTHER RISKS

Funds’ Shareholder Concentration Risks — Certain Goldman Sachs Fund of Fund Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. The following Fund of Funds Portfolios were beneficial owners of certain Funds with amounts of 5% or greater as of October 31, 2008 (as a percentage of total outstanding shares) as follows:

		Goldman Sachs
	Goldman Sachs	Growth and	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Income Strategy	Growth Strategy	Equity Growth
Fund	Portfolio	Portfolio	Portfolio	Strategy Portfolio

Structured Emerging Markets Equity	7%	38%	36%	15%

Structured International Equity	—	18	20	9

Structured International Small Cap	12	39	33	12

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager International Equity Fund by the Structured International Equity Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager International Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured International Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured International Equity Class A/ AXA Enterprise Multi-Manager International Class A/	457,744	$7,479,573	492,295
AXA Enterprise Multi-Manager International Class P	242,735	3,966,289	262,137

Structured International Equity Class B/ AXA Enterprise Multi-Manager International Class B	276,925	4,464,040	297,453

Structured International Equity Class C/ AXA Enterprise Multi-Manager International Class C	105,607	1,699,216	113,137

Structured International Equity Institutional Class/ AXA Enterprise Multi-Manager International Class Y	2,145,308	35,869,612	2,367,331

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

9. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Structured International Equity/ AXA Multi-Manager International Equity	$4,888,472,812	$53,478,730	$4,941,951,542	$11,952,554

New Accounting Pronouncements — In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured International Equity Flex
	For the Year Ended		For the Year Ended
	October 31, 2008		October 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,598,203	$50,740,307	28,520,841	$350,359,828
Reinvestment of distributions	398,005	4,883,515	9,818	107,014
Shares redeemed	(18,021,256)	(183,404,101)	(7,434,724)	(90,053,895)

	(13,025,048)	(127,780,279)	21,095,935	260,412,947

Class C Shares
Shares sold	106,296	1,191,853	402,897	4,983,826
Reinvestment of distributions	5,040	61,437	31	337
Shares redeemed	(166,506)	(1,653,070)	(11,709)	(140,610)

	(55,170)	(399,780)	391,219	4,843,553

Institutional Shares
Shares sold	1,459,845	16,156,740	13,432,212	165,694,880
Reinvestment of distributions	223,037	2,745,590	6,566	71,762
Shares redeemed	(8,246,684)	(85,921,451)	(4,668,777)	(54,301,290)

	(6,563,802)	(67,019,121)	8,770,001	111,465,352

Class IR Shares(a)
Shares sold	811	10,000	—	—
Reinvestment of distributions	18	217	—	—

	829	10,217	—	—

Class R Shares(a)
Shares sold	811	10,000	—	—
Reinvestment of distributions	18	217	—	—

	829	10,217	—	—

NET INCREASE (DECREASE)	(19,642,362)	$(195,178,746)	30,257,155	$376,721,852

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Emerging Markets Equity
	For the Year Ended		For the Period Ended
	October 31, 2008		October 31, 2007(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	68,911	$570,923	14,245	$144,867
Reinvestment of distributions	124	1,277	—	—
Shares redeemed	(5,681)	(53,108)	—	—

	63,354	519,092	14,245	144,867

Class C Shares
Shares sold	8,776	79,483	1,001	10,010
Reinvestment of distributions	55	560	—	—
Shares redeemed	—	—	—	—

	8,831	80,043	1,001	10,010

Institutional Shares
Shares sold	28,598,826	235,759,938	8,815,433	88,541,455
Reinvestment of distributions	97,754	1,002,957	—	—
Shares redeemed	(2,531,663)	(13,963,543)	—	—

	26,164,917	222,799,352	8,815,433	88,541,455

NET INCREASE	26,237,102	$223,398,487	8,830,679	$88,696,332

(a)	Fund commenced operations on October 5, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured International Equity
	For the Period Ended		For the Year Ended		For the Year Ended
	October 31, 2008(a)		August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,993,749	$37,743,274	34,569,241	$490,195,738	59,375,650	$917,676,540
Shares issued in connection with merger	—	—	—	—	700,479	11,445,862
Reinvestment of distributions	—	—	11,333,262	165,238,965	3,570,390	51,663,540
Shares converted from Class B(b)	8,516	91,204	107,980	1,522,891	29,309	436,643
Shares redeemed	(14,162,795)	(131,834,616)	(52,526,785)	(722,272,017)	(21,440,992)	(335,384,624)

	(10,160,530)	(94,000,138)	(6,516,302)	(65,314,423)	42,234,836	645,837,961

Class B Shares
Shares sold	10,312	90,648	302,473	4,365,666	413,923	6,356,973
Shares issued in connection with merger	—	—	—	—	276,925	4,464,040
Reinvestment of dividends and distributions	—	—	138,928	2,000,562	42,525	609,386
Shares converted from Class A(b)	(8,670)	(91,204)	(109,677)	(1,522,891)	(29,702)	(436,643)
Shares redeemed	(118,545)	(1,105,087)	(405,194)	(5,504,204)	(214,787)	(3,253,796)

	(116,903)	(1,105,643)	(73,470)	(660,867)	488,884	7,739,960

Class C Shares
Shares sold	8,586	77,143	236,427	3,420,729	421,838	6,453,952
Shares issued in connection with merger	—	—	—	—	105,607	1,699,216
Reinvestment of distributions	—	—	87,251	1,254,667	31,045	444,253
Shares redeemed	(88,564)	(796,087)	(362,185)	(5,004,137)	(170,856)	(2,593,778)

	(79,978)	(718,944)	(38,507)	(328,741)	387,634	6,003,643

Institutional Shares
Shares sold	4,492,938	44,173,848	52,089,676	761,444,949	123,995,760	1,951,397,039
Shares issued in connection with merger	—	—	—	—	2,145,308	35,869,612
Reinvestment of distributions	—	—	25,258,673	377,111,993	8,133,155	120,208,030
Shares redeemed	(37,318,868)	(385,691,718)	(56,199,255)	(797,322,672)	(48,206,950)	(761,690,890)

	(32,825,930)	(341,517,870)	21,149,094	341,234,270	86,067,273	1,345,783,791

Service Shares
Shares sold	61,806	605,733	1,965,600	28,237,576	1,250,871	19,131,948
Reinvestment of distributions	—	—	205,691	3,007,198	81,799	1,186,899
Shares redeemed	(1,398,682)	(15,218,557)	(1,461,443)	(19,426,543)	(680,166)	(10,751,334)

	(1,336,876)	(14,612,824)	709,848	11,818,231	652,504	9,567,513

Class IR Shares(c)
Shares sold	—	—	604	10,001	—	—
Reinvestment of distributions	—	—	79	1,159	—	—

	—	—	683	11,160	—	—

Class R Shares(c)
Shares sold	—	—	604	10,001	—	—
Reinvestment of distributions	—	—	80	1,163	—	—

	—	—	684	11,164	—	—

NET INCREASE (DECREASE)	(44,520,217)	$(451,955,419)	15,232,030	$286,770,794	129,831,131	$2,014,932,868

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured International Small Cap
	For the Year Ended		For the Period Ended
	October 31, 2008		October 31, 2007(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,771,912	$14,048,145	4,187,411	$42,582,804
Reinvestment of distributions	11,061	106,186	—	—
Shares redeemed	(2,147,363)	(16,700,074)	(22,110)	(225,542)

	(364,390)	(2,545,743)	4,165,301	42,357,262

Class C Shares
Shares sold	3,397	25,000	1,001	10,010
Reinvestment of distributions	1	5	—	—
Shares redeemed	—	—	—	—

	3,398	25,005	1,001	10,010

Institutional Shares
Shares sold	4,040,036	33,849,780	13,752,217	137,592,776
Reinvestment of distributions	47,756	458,933	—	—
Shares redeemed	(4,184,136)	(32,322,149)	(14,931)	(152,107)

	(96,344)	1,986,564	13,737,286	137,440,669

NET INCREASE (DECREASE)	(457,336)	$(534,174)	17,903,588	$179,807,941

(a)	Fund commenced operations on September 28, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2008 - A	$13.08	$0.19		$(6.41)	$(6.22)	$(0.21)	$(0.03)	$(0.24)
2008 - C	12.98	0.13		(6.36)	(6.23)	(0.18)	(0.03)	(0.21)
2008 - Institutional	13.15	0.19		(6.40)	(6.21)	(0.24)	(0.03)	(0.27)
2008 - IR (commenced November 30, 2007)	12.32	0.24		(5.67)	(5.43)	(0.24)	(0.03)	(0.27)
2008 - R (commenced November 30, 2007)	12.32	0.20		(5.66)	(5.46)	(0.24)	(0.03)	(0.27)

2007 - A	10.67	0.30		2.14	2.44	—	(0.03)	(0.03)
2007 - C	10.66	0.26		2.09	2.35	—	(0.03)	(0.03)
2007 - Institutional	10.69	0.38		2.11	2.49	—	(0.03)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced July 31, 2006)	10.00	—	(d)	0.67	0.67	—	—	—
2006 - C (commenced July 31, 2006)	10.00	(0.02)		0.68	0.68	—	—	—
2006 - Institutional (commenced July 31, 2006)	10.00	0.02		0.67	0.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.62	(48.25)%	$72,697	1.60%		1.72%		1.82%		1.50%		122%
6.54	(48.67)	2,266	2.35		1.25		2.57		1.03		122
6.67	(48.09)	29,194	1.20		1.77		1.42		1.55		122
6.62	(45.09)	5	1.35	(c)	2.54	(c)	1.57	(c)	2.32	(c)	122
6.59	(45.34)	5	1.85	(c)	2.08	(c)	2.07	(c)	1.86	(c)	122

13.08	22.88	313,922	1.60		2.49		1.90		2.19		75
12.98	22.06	5,215	2.35		2.20		2.65		1.90		75
13.15	23.31	143,867	1.20		3.15		1.50		2.85		75

10.67	6.70	31,009	1.60	(c)	0.10	(c)	4.53	(c)	(2.83	)(c)	11
10.66	6.60	113	2.35	(c)	(0.62	)(c)	5.58	(c)	(3.85	)(c)	11
10.69	6.90	23,212	1.20	(c)	0.82	(c)	4.48	(c)	(2.46	)(c)	11

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE YEAR ENDED OCTOBER 31,

2008 - A	$11.04	$0.15	(c)	$(6.64)	$(6.49)	$(0.05)	$(0.05)	$(0.10)
2008 - C	11.03	0.10	(c)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(c)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (commenced October 5, 2007)	10.00	—	(d)	1.03	1.03	—	—	—
2007 - Institutional (commenced October 5, 2007)	10.00	—	(d)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

(d)	Amount is less than $0.005 per share.

(e)	Annualized

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$4.45	(59.22)%	$345	1.45%		1.92	%(c)	1.89%		1.48	%(c)	190%
4.41	(59.48)	43	2.20		1.24	(c)	2.64		0.80	(c)	190
4.47	(59.01)	156,248	1.05		2.28	(c)	1.49		1.84	(c)	190

11.04	10.40	157	1.45	(e)	0.77	(e)	2.79	(e)	(0.57	)(e)	16
11.03	10.30	11	2.20	(e)	(0.60	)(e)	3.54	(e)	(1.94	)(e)	16
11.04	10.40	97,302	1.05	(e)	0.58	(e)	2.39	(e)	(0.76	)(e)	16

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$11.79	$0.03	$(3.76)	$(3.73)	$—	$—	$—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.06	(31.64)%	$623,459	1.20	%(c)	1.76	%(c)	1.28	%(c)	1.68	%(c)	25%
7.91	(31.69)	8,149	1.95	(c)	1.00	(c)	2.03	(c)	0.92	(c)	25
7.90	(31.66)	6,116	1.95	(c)	1.00	(c)	2.03	(c)	0.92	(c)	25
8.29	(31.54)	1,560,672	0.80	(c)	2.20	(c)	0.88	(c)	2.12	(c)	25
8.08	(31.58)	22,994	1.30	(c)	1.68	(c)	1.38	(c)	1.60	(c)	25
8.04	(31.57)	5	0.95	(c)	1.98	(c)	1.03	(c)	1.90	(c)	25
8.01	(31.66)	5	1.45	(c)	1.47	(c)	1.53	(c)	1.39	(c)	25

11.79	(16.33)	1,031,252	1.20		3.70		1.25		3.65		161
11.58	(16.99)	13,280	1.95		2.93		2.00		2.88		161
11.56	(16.99)	9,875	1.95		2.97		2.00		2.92		161
12.11	(15.99)	2,676,502	0.80		4.13		0.85		4.08		161
11.81	(16.50)	49,411	1.30		3.54		1.35		3.49		161
11.75	(19.67)	8	0.95	(c)	3.02	(c)	1.00	(c)	2.97	(c)	161
11.72	(19.92)	8	1.45	(c)	2.55	(c)	1.50	(c)	2.50	(c)	161

15.90	19.12	1,495,073	1.22		1.96		1.26		1.92		56
15.67	18.28	19,124	1.97		0.98		2.01		0.94		56
15.64	18.21	13,961	1.97		0.98		2.01		0.94		56
16.28	19.63	3,255,644	0.82		2.38		0.86		2.34		56
15.93	19.11	55,340	1.32		1.67		1.36		1.63		56

14.29	24.02	739,861	1.26		1.63		1.35		1.54		59
14.09	23.18	10,306	2.02		0.64		2.11		0.55		59
14.09	23.10	7,110	2.02		0.67		2.11		0.58		59
14.59	24.52	1,661,909	0.86		2.01		0.95		1.92		59
14.31	23.87	40,369	1.37		1.38		1.46		1.29		59

11.70	24.12	293,591	1.39		1.64		1.40		1.63		73
11.53	23.05	8,075	2.14		0.75		2.15		0.74		73
11.54	23.16	4,824	2.14		0.75		2.15		0.74		73
11.93	24.51	697,144	0.99		1.96		1.00		1.95		73
11.73	23.93	22,429	1.49		2.33		1.50		2.32		73

9.49	24.85	130,291	1.59		1.08		1.68		0.99		99
9.37	24.31	6,408	2.16		0.45		2.25		0.36		99
9.37	24.28	3,747	2.16		0.43		2.25		0.34		99
9.68	25.71	261,118	1.01		1.65		1.10		1.56		99
9.54	25.08	144	1.51		1.55		1.60		1.46		99

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset	Net				to shareholders
	value,	investment		Net realized	Total from	from net
	beginning	income		and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income

FOR THE YEAR ENDED OCTOBER 31,

2008 - A	$10.46	$0.20	(d)	$(5.69)	$(5.49)	$(0.03)
2008 - C	10.46	0.13	(d)	(5.68)	(5.55)	— (c)
2008 - Institutional	10.47	0.23	(d)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (commenced September 28, 2007)	10.00	—	(c)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$4.94	(52.55)%	$18,763	1.30%		2.39	%(d)	1.70%		1.99	%(d)	117%
4.91	(52.94)	21	2.05		1.70	(d)	2.45		1.30	(d)	117
4.96	(52.37)	67,625	0.90		2.83	(d)	1.30		2.43	(d)	117

10.46	4.60	43,572	1.30	(e)	(0.58	)(e)	1.90	(e)	(1.18	)(e)	4
10.46	4.60	10	2.05	(e)	(1.06	)(e)	2.65	(e)	(1.66	)(e)	4
10.47	4.70	143,817	0.90	(e)	0.09	(e)	1.50	(e)	(0.51	)(e)	4

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured International Equity Flex Fund, Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Structured International Equity Fund and Goldman Sachs Structured International Small Cap Fund (collectively the “Structured International Equity Funds”), portfolios of Goldman Sachs Trust, at October 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2008

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses (Unaudited) — Period Ended October 31, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR, and Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service, Class IR, and Class R Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C, and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR, and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured International Equity Flex Fund				Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
				Expenses Paid				Expenses Paid				Expenses Paid				Expenses Paid
	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	5/01/08	10/31/08		10/31/08*	4/01/08	10/31/08		10/31/08*	5/01/08	10/31/08		10/31/08*	4/01/08	10/31/08		10/31/08*
Class A
Actual	$1,000	$590.40		$6.41	$1,000	$470.40		$5.36	$1,000	$591.30		$4.82	$1,000	$556.30		$5.14
Hypothetical 5% return	1,000	1,017.08	+	8.13	1,000	1,017.85	+	7.35	1,000	1,019.14	+	6.12	1,000	1,018.60	+	6.67

Class B
Actual									1,000	589.00		7.81	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.37	+	9.91

Class C
Actual	1,000	587.60		9.39	1,000	469.20		8.12	1,000	589.10		7.81	1,000	554.20		8.07
Hypothetical 5% return	1,000	1,013.30	+	11.91	1,000	1,014.08+		11.14	1,000	1,015.37	+	9.91	1,000	1,014.82	+	10.46

Institutional
Actual	1,000	590.80		4.81	1,000	472.00		3.89	1,000	592.60		3.22	1,000	557.30		3.57
Hypothetical 5% return	1,000	1,019.08	+	6.11	1,000	1,019.86	+	5.33	1,000	1,021.16	+	4.09	1,000	1,020.62	+	4.63

Service
Actual									1,000	591.10		5.21	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.66	+	6.61

Class IR
Actual	1,000	590.50		5.41	N/A	N/A		N/A	1,000	591.60		3.79	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,025.14	+	6.89					1,000	1,025.21	+	4.82

Class R
Actual	1,000	588.90		7.40	N/A	N/A		N/A	1,000	590.30		5.80	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.82	+	9.39					1,000	1,017.91	+	7.36

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Structured International Equity Flex	1.60%	N/A	2.35%	1.20%	N/A	1.35%	1.85%
Structured Emerging Markets Equity	1.45	N/A	2.20	1.05	N/A	N/A	N/A
Structured International Equity	1.20	1.95%	1.95	0.80	1.30%	0.95	1.45
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured International Equity Flex Fund (“Structured International Equity Flex Fund”), Goldman Sachs Structured Emerging Markets Equity Fund (“Structured Emerging Markets Equity Fund”) and Goldman Sachs Structured International Small Cap Fund (“Structured International Small Cap Fund”) (collectively, the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”).*( The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (j) capacity issues relating to the Funds; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and/or expense comparisons for each of the Funds; (m) the current pricing and profitability of the Funds’ transfer agent; and (n) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the

(* A discussion regarding the basis for the Board’s approval of the Management Agreement on behalf of Goldman Sachs Structured International Equity Fund is available in its Annual Report dated August 31, 2008.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other portfolio trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including expense trends over time with respect to the Structured International Equity Flex Fund and each Fund’s existing and proposed breakpoints in the fee rates payable under the Management Agreement.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and/or their benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Structured International Equity Flex Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information was provided for the one-year period ended December 31, 2007 for the Structured International Equity Flex Fund, and for the period since inception in 2007 for the Structured Emerging Markets Equity Fund and Structured International Small Cap Fund. In addition, they reviewed the investment performance of each Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Structured International Equity Flex Fund had commenced operations in 2006 and that the Structured Emerging Markets Equity and Structured International Small Cap Funds had commenced operations in 2007, and also noted the difficult market conditions under which each Fund had operated since its inception. The Trustees concluded that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a history (for a two-year period with respect to the Structured International Equity Flex Fund and for the period since 2007 with respect to the Structured Emerging Markets Equity and Structured International Small Cap Funds) comparing each Fund’s expenses to the category averages.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 (and 2006 as well for the Trust and the Structured International Equity Flex Fund), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	Structured	Structured	Structured
	International	Emerging Markets	International
	Equity Flex Fund	Equity Fund	Small Cap Fund

First $1 billion	1.10%	1.00%	0.85%

Next $1 billion	0.99%	1.00%	0.85%

Next $3 billion	0.94%	0.90%	0.77%

Next $3 billion	0.92%	0.86%	0.73%

Over $8 billion	0.90%	0.84%	0.72%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				97	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	97	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2008, the Trust consisted of 86 portfolios (of which 85 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Structured International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2008, the total amount of income received by the Structured International Equity Flex, Structured Emerging Markets Equity, and Structured International Small Cap Funds from sources within foreign countries and possessions of the United States was $0.2106, $0.0303, and $0.0120 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Structured International Equity Flex Fund, Structured Emerging Markets Equity, and Structured International Small Cap Funds to such countries was $0.0161, $0.0005, and $0.0016 per share, respectively. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the year ended October 31, 2008, 92.17%, 30.77%, and 51.08% of the dividends paid from net investment company taxable income by the Structured International Equity Flex, Structured Emerging Markets Equity, and Structured International Small Cap Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Structured International Equity Flex Fund designates $468,431, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended October 31, 2008.

During the year ended October 31, 2008, the Structured International Equity Flex, and Structured Emerging Markets Equity Funds designate $433,607, and $479,360, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap
Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap
Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-9361.MF STRINTLAR / 49K / 11-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended October 31, 2008 and October 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2008